Exhibit 99.2

Genworth Financial

FIRST QUARTER FINANCIAL SUPPLEMENT

MARCH 31, 2008

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Table of Contents	Page
Use of Non-GAAP Measures and Selected Operating Performance Measures	3
Financial Highlights	4

First Quarter Results
Net Income	6
Net Operating Income by Segment	7
Consolidated Net Income by Quarter	8
Net Operating Income by Segment by Quarter	9
Consolidated Balance Sheets	10-11
Consolidated Balance Sheets by Segment	12-13
Deferred Acquisition Costs Rollforward	14

Quarterly Results by Segment
Net Operating Income by Segment	16-17
Net Operating Income and Sales—Retirement and Protection	18-30
Net Operating Income and Sales—International	31-40
Net Operating Income and Sales—U.S. Mortgage Insurance	41-49
Net Operating Loss—Corporate and Other	50-51

Additional Financial Data
Investments Summary	53
Fixed Maturities Summary	54
Additional Information on Mortgage-backed and Asset-backed Securities Collateralized by Sub-prime Residential Mortgage Loans	55
Additional Information on Mortgage-backed and Asset-backed Securities Collateralized by Alt-A Residential Mortgage Loans	56
Additional Information on Commercial Mortgage-backed Securities	57
Commercial Mortgage Loans Summary	58
General Account GAAP Net Investment Income Yields	59
Net Investment Gains (Losses), Net of Taxes and Other Adjustments—Detail	60

Reconciliations of Non-GAAP Measures
Reconciliation of Operating ROE	62
Reconciliation of Expense Ratio	63
Reconciliation of Core Premiums	64
Reconciliation of Core Yield	65

Corporate Information
Industry Ratings	67-68

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP(1) financial measure entitled “net operating income.” Our chief operating decision maker evaluates segment performance and allocates resources on the basis of net operating income. We define net operating income (loss) as income (loss) from continuing operations excluding after-tax net investment gains (losses) and other adjustments and infrequent or unusual non-operating items. We exclude net investment gains (losses) and infrequent or unusual non-operating items because we do not consider them to be related to the operating performance of our segments and Corporate and Other activities. A significant component of our net investment gains (losses) are the result of credit- related impairments and credit-related gains and losses, the timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) are often subject to our discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Infrequent or unusual non-operating items are also excluded from net operating income if, in our opinion, they are not indicative of overall operating trends. While some of these items may be significant components of net income in accordance with GAAP, we believe that net operating income, and measures that are derived from or incorporate net operating income, are appropriate measures that are useful to investors because they identify the income attributable to the ongoing operations of the business. However, net operating income (loss) is not a substitute for net income determined in accordance with GAAP. In addition, the company’s definition of net operating income may differ from the definitions used by other companies. The table on page 7 of this report reflects net operating income (loss) as determined in accordance with Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information, and a reconciliation of net operating income (loss) of our segments and Corporate and Other activities to net income for the three months ended March 31, 2008 and 2007. This financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 61 through 65 of this financial supplement.

Selected Operating Performance Measures

This financial supplement contains selected operating performance measures including “sales,” “assets under management,” “insurance in-force” or “risk in-force” which are commonly used in the insurance and investment industries as measures of operating performance.

Management regularly monitors and reports the sales metrics as a measure of volume of new and renewal business generated in a period. Sales refers to (1) annualized first-year premiums for term life insurance, long-term care insurance and Medicare supplement insurance; (2) new and additional premiums/deposits for universal life insurance, linked-benefits, spread-based and variable products; (3) gross flows and net flows, which represent gross flows less redemptions, for our wealth management(2) business; (4) written premiums and deposits, gross of ceded reinsurance and cancellations, and premium equivalents, where we earn a fee for administrative services only business, for payment protection insurance; (5) new insurance written for mortgage insurance, which in each case reflects the amount of business the company generated during each period presented; and (6) written premiums, net of cancellations, for our Mexican insurance operations. Sales do not include renewal premiums on policies or contracts written during prior periods.

The company considers annualized first-year premiums, new premiums/deposits, gross and net flows, written premiums, premium equivalents and new insurance written to be measures of the company’s operating performance because they represent measures of new sales of insurance policies or contracts during a specified period, rather than measures of the company’s revenues or profitability during that period.

Management regularly monitors and reports assets under management for our wealth management business, insurance in-force and risk in-force. Assets under management for our wealth management business represent third-party assets under management that are not consolidated in our financial statements. Insurance in-force for our life insurance, international mortgage insurance and U.S. mortgage insurance businesses is a measure of the aggregate face value of outstanding insurance policies as of the respective reporting date. Risk in-force for our international mortgage insurance and U.S. mortgage insurance businesses is a measure that recognizes that the loss on any particular mortgage loan will be reduced by the net proceeds received upon sale of the underlying property. The company considers assets under management for our wealth management business, insurance in-force and risk in-force to be measures of the company’s operating performance because they represent measures of the size of our business at a specific date, rather than measures of the company’s revenues or profitability during that period.

These operating measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

(1)	U.S. Generally Accepted Accounting Principles
(2)	Formerly referred to as Managed Money.

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	2008	2007
	Q1	Q4	Q3	Q2	Q1
Total stockholders’ equity, excluding accumulated other comprehensive income (loss)	$12,760	$12,751	$12,620	$12,416	$12,197
Total accumulated other comprehensive income (loss)	(35)	727	697	550	1,111

Total stockholders’ equity	$12,725	$13,478	$13,317	$12,966	$13,308

Book value per common share	$29.41	$30.92	$30.32	$29.30	$30.43
Book value per common share, excluding accumulated other comprehensive income (loss)	$29.49	$29.25	$28.73	$28.05	$27.89
Common shares outstanding as of balance sheet date	432.7	435.9	439.2	442.6	437.4

	Twelve months ended
Twelve Month Rolling Average ROE	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007
GAAP Basis ROE	8.1%	9.8%	11.5%	11.3%	10.9%
Operating ROE	10.2%	11.0%	11.5%	11.0%	11.0%

	Three months ended
Quarterly Average ROE	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007
GAAP Basis ROE	3.6%	5.6%	10.8%	12.3%	10.6%
Operating ROE	7.7%	9.9%	11.8%	11.4%	11.2%

See page 62 herein for a reconciliation of GAAP Basis ROE to Operating ROE.

Basic and Diluted Shares	Three months ended March 31, 2008
Weighted-average shares used in basic earnings per common share calculations	433.6
Potentially dilutive securities:
Stock options, restricted stock units and stock appreciation rights	3.2

Weighted-average shares used in diluted earnings per common share calculations	436.8

First Quarter Results

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Net Income

(amounts in millions)

	Three months ended March 31,
	2008	2007
REVENUES:
Premiums	$1,717	$1,511
Net investment income	1,002	984
Net investment gains (losses)	(226)	(19)
Insurance and investment product fees and other	260	234

Total revenues	2,753	2,710

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,401	1,067
Interest credited	345	385
Acquisition and operating expenses, net of deferrals	528	489
Amortization of deferred acquisition costs and intangibles	203	213
Interest expense	112	107

Total benefits and expenses	2,589	2,261

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	164	449
Provision for income taxes	48	135
Effective tax rate	29.3%	30.1%

INCOME FROM CONTINUING OPERATIONS	116	314
Income from discontinued operations, net of taxes	—	10

NET INCOME	$116	$324

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income by Segment

(amounts in millions, except per share amounts)

	Three months ended March 31,
	2008	2007
Retirement and Protection:
Wealth Management(1)	$12	$10
Retirement Income	36	46
Institutional	11	14
Life Insurance	65	78
Long-Term Care Insurance	38	37

Total Retirement and Protection	162	185
International:
International Mortgage Insurance—Canada	75	55
—Australia	47	36
—Other	—	3
Payment Protection Insurance	38	29

Total International	160	123
U.S. Mortgage Insurance	(36)	65
Corporate and Other	(42)	(33)

NET OPERATING INCOME(2)	244	340
ADJUSTMENTS TO NET OPERATING INCOME:
Income from discontinued operations, net of taxes	—	10
Net investment gains (losses), net of taxes and other adjustments(3)	(128)	(12)
Expenses related to reorganization, net of taxes	—	(14)

NET INCOME	$116	$324

Earnings Per Share Data:
Earnings per common share
Basic	$0.27	$0.74
Diluted	$0.27	$0.71
Net operating earnings per common share
Basic	$0.56	$0.77
Diluted	$0.56	$0.75
Shares outstanding
Basic	433.6	441.0
Diluted	436.8	455.0

(1)	Formerly referred to as Managed Money.
(2)

Represents income or loss of our operating segments: Retirement and Protection, International and U.S. Mortgage Insurance, as well as our Corporate and Other activities. The separate financial information of each segment is presented consistently with the manner in which our chief operating decision maker evaluates segment performance and allocates resources in accordance with Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information. See Use of Non-GAAP measures for additional information.

(3)	See page 60 for details on first quarter 2008 net investment gains (losses), net of taxes and other adjustments.

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Consolidated Net Income by Quarter

(amounts in millions, except per share amounts)

	2008	2007
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$1,717	$1,670	$1,600	$1,549	$1,511	$6,330
Net investment income	1,002	1,053	1,074	1,024	984	4,135
Net investment gains (losses)	(226)	(214)	(48)	(51)	(19)	(332)
Insurance and investment product fees and other	260	266	249	243	234	992

Total revenues	2,753	2,775	2,875	2,765	2,710	11,125

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,401	1,255	1,168	1,090	1,067	4,580
Interest credited	345	385	391	391	385	1,552
Acquisition and operating expenses, net of deferrals	528	551	540	495	489	2,075
Amortization of deferred acquisition costs and intangibles	203	209	202	207	213	831
Interest expense	112	126	124	124	107	481

Total benefits and expenses	2,589	2,526	2,425	2,307	2,261	9,519

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	164	249	450	458	449	1,606
Provision for income taxes	48	69	111	137	135	452

INCOME FROM CONTINUING OPERATIONS	116	180	339	321	314	1,154
Income from discontinued operations, net of taxes	—	—	—	5	10	15
Gain (loss) on sale of discontinued operations, net of taxes	—	(2)	—	53	—	51

NET INCOME	$116	$178	$339	$379	$324	$1,220

Earnings Per Share Data:
Earnings from continuing operations per common share
Basic	$0.27	$0.41	$0.77	$0.73	$0.71	$2.62
Diluted	$0.27	$0.41	$0.76	$0.72	$0.69	$2.58
Earnings per common share
Basic	$0.27	$0.41	$0.77	$0.86	$0.74	$2.77
Diluted	$0.27	$0.40	$0.76	$0.84	$0.71	$2.73
Shares outstanding
Basic	433.6	437.4	441.1	439.4	441.0	439.7
Diluted	436.8	441.1	445.6	449.0	455.0	447.6

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income by Segment by Quarter

(amounts in millions, except per share amounts)

	2008	2007
	Q1	Q4	Q3	Q2	Q1	Total
Retirement and Protection:
Wealth Management	$12	$12	$11	$11	$10	$44
Retirement Income	36	41	82	43	46	212
Institutional	11	9	10	10	14	43
Life Insurance	65	76	81	75	78	310
Long-Term Care Insurance	38	36	39	41	37	153

Total Retirement and Protection	162	174	223	180	185	762
International:
International Mortgage Insurance—Canada	75	88	68	59	55	270
—Australia	47	40	36	44	36	156
—Other	—	16	6	4	3	29
Payment Protection Insurance	38	36	30	35	29	130

Total International	160	180	140	142	123	585
U.S. Mortgage Insurance	(36)	(3)	39	66	65	167
Corporate and Other	(42)	(37)	(34)	(37)	(33)	(141)

NET OPERATING INCOME	244	314	368	351	340	1,373
ADJUSTMENTS TO NET OPERATING INCOME:
Income from discontinued operations, net of taxes	—	—	—	5	10	15
Gain (loss) on sale of discontinued operations, net of taxes	—	(2)	—	53	—	51
Net investment gains (losses), net of taxes and other adjustments	(128)	(134)	(29)	(30)	(12)	(205)
Expenses related to reorganization, net of taxes	—	—	—	—	(14)	(14)

NET INCOME	$116	$178	$339	$379	$324	$1,220

Earnings Per Share Data:
Earnings per common share
Basic	$0.27	$0.41	$0.77	$0.86	$0.74	$2.77
Diluted	$0.27	$0.40	$0.76	$0.84	$0.71	$2.73
Net operating earnings per common share
Basic	$0.56	$0.72	$0.83	$0.80	$0.77	$3.12
Diluted	$0.56	$0.71	$0.83	$0.78	$0.75	$3.07
Shares outstanding
Basic	433.6	437.4	441.1	439.4	441.0	439.7
Diluted	436.8	441.1	445.6	449.0	455.0	447.6

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Consolidated Balance Sheets

(amounts in millions)

	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$53,031	$55,154	$55,775	$55,567	$55,113
Equity securities available-for-sale, at fair value	394	366	247	201	200
Commercial mortgage loans	8,822	8,953	8,839	8,798	8,508
Policy loans	1,654	1,651	1,650	1,635	1,494
Other invested assets	5,603	4,676	3,803	3,445	3,762

Total investments	69,504	70,800	70,314	69,646	69,077
Cash and cash equivalents	3,768	3,091	3,146	2,956	2,250
Accrued investment income	863	773	803	697	810
Deferred acquisition costs	7,330	7,034	6,842	6,677	6,320
Intangible assets	959	914	845	845	802
Goodwill	1,609	1,600	1,605	1,601	1,604
Reinsurance recoverable	16,498	16,483	16,573	16,658	16,746
Other assets	912	822	1,015	880	808
Separate account assets	12,151	12,798	12,615	11,976	11,216
Assets associated with discontinued operations	—	—	—	—	1,925

Total assets	$113,594	$114,315	$113,758	$111,936	$111,558

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Consolidated Balance Sheets

(amounts in millions)

	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$27,174	$26,740	$26,380	$26,025	$25,617
Policyholder account balances	36,764	36,913	37,487	38,188	38,014
Liability for policy and contract claims	4,011	3,693	3,473	3,286	3,216
Unearned premiums	5,653	5,631	5,511	5,073	4,422
Other liabilities	6,671	6,255	6,209	5,766	5,923
Non-recourse funding obligations	3,455	3,455	3,455	3,555	2,765
Short-term borrowings	200	200	326	199	250
Long-term borrowings	3,966	3,903	3,889	3,855	4,032
Deferred tax liability	824	1,249	1,096	1,047	1,384
Separate account liabilities	12,151	12,798	12,615	11,976	11,216
Liabilities associated with discontinued operations	—	—	—	—	1,411

Total liabilities	100,869	100,837	100,441	98,970	98,250

Stockholders’ equity:
Common stock	1	1	1	1	—
Additional paid-in capital	11,473	11,461	11,440	11,429	10,785

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses)	(1,479)	(526)	(353)	(181)	418
Derivatives qualifying as hedges	620	473	285	159	309
Foreign currency translation and other adjustments	824	780	765	572	384

Total accumulated other comprehensive income (loss)	(35)	727	697	550	1,111
Retained earnings	3,986	3,913	3,779	3,484	3,145
Treasury stock, at cost	(2,700)	(2,624)	(2,600)	(2,498)	(1,733)

Total stockholders’ equity	12,725	13,478	13,317	12,966	13,308

Total liabilities and stockholders’ equity	$113,594	$114,315	$113,758	$111,936	$111,558

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Consolidated Balance Sheet by Segment

(amounts in millions)

	March 31, 2008
	Retirement and Protection	International	U.S. Mortgage Insurance	Corporate and Other(1)	Total
ASSETS
Cash and investments	$56,360	$10,749	$3,109	$3,917	$74,135
Deferred acquisition costs and intangible assets	8,532	1,184	96	86	9,898
Reinsurance recoverable	16,378	94	26	—	16,498
Other assets	235	314	105	258	912
Separate account assets	12,151	—	—	—	12,151

Total assets	$93,656	$12,341	$3,336	$4,261	$113,594

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$27,174	$—	$—	$—	$27,174
Policyholder account balances	36,727	37	—	—	36,764
Liability for policy and contract claims	2,748	599	661	3	4,011
Unearned premiums	537	5,031	85	—	5,653
Non-recourse funding obligations	3,555	—	—	(100)	3,455
Deferred tax and other liabilities	2,845	1,962	41	2,647	7,495
Borrowing and capital securities	—	—	—	4,166	4,166
Separate account liabilities	12,151	—	—	—	12,151

Total liabilities	85,737	7,629	787	6,716	100,869

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	8,627	3,884	2,575	(2,326)	12,760
Allocated accumulated other comprehensive income (loss)	(708)	828	(26)	(129)	(35)

Total stockholders’ equity	7,919	4,712	2,549	(2,455)	12,725

Total liabilities and stockholders’ equity	$93,656	$12,341	$3,336	$4,261	$113,594

(1)	Includes inter-segment eliminations.

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Consolidated Balance Sheet by Segment

(amounts in millions)

	December 31, 2007
	Retirement and Protection	International	U.S. Mortgage Insurance	Corporate and Other(1)	Total
ASSETS
Cash and investments	$56,710	$10,430	$3,077	$4,447	$74,664
Deferred acquisition costs and intangible assets	8,212	1,155	94	87	9,548
Reinsurance recoverable	16,389	87	7	—	16,483
Other assets	251	220	108	243	822
Separate account assets	12,798	—	—	—	12,798

Total assets	$94,360	$11,892	$3,286	$4,777	$114,315

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$26,740	$—	$—	$—	$26,740
Policyholder account balances	36,877	36	—	—	36,913
Liability for policy and contract claims	2,686	537	467	3	3,693
Unearned premiums	545	5,020	65	1	5,631
Non-recourse funding obligations	3,555	—	—	(100)	3,455
Deferred tax and other liabilities	2,975	1,835	111	2,583	7,504
Borrowing and capital securities	—	—	—	4,103	4,103
Separate account liabilities	12,798	—	—	—	12,798

Total liabilities	86,176	7,428	643	6,590	100,837

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	8,344	3,715	2,613	(1,921)	12,751
Allocated accumulated other comprehensive income (loss)	(160)	749	30	108	727

Total stockholders’ equity	8,184	4,464	2,643	(1,813)	13,478

Total liabilities and stockholders’ equity	$94,360	$11,892	$3,286	$4,777	$114,315

(1)	Includes inter-segment eliminations.

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Deferred Acquisition Costs Rollforward

(amounts in millions)

Deferred Acquisition Costs Rollforward	Retirement and Protection	International	U.S. Mortgage Insurance	Corporate and Other	Total
Unamortized balance as of December 31, 2007	$5,875	$992	$66	$—	$6,933
Costs deferred	234	99	10	—	343
Amortization, net of interest accretion(1)	(69)	(119)	(9)	—	(197)
Impact of foreign currency translation	—	42	—	—	42

Unamortized balance as of March 31, 2008	6,040	1,014	67	—	7,121
Effect of accumulated net unrealized investment gains (losses)	209	—	—	—	209

Balance as of March 31, 2008	$6,249	$1,014	$67	$—	$7,330

(1)	Amortization, net of interest accretion, includes $(27) million of amortization related to net investment gains (losses) for our policyholder account balances.

Quarterly Results by Segment

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income by Segment

(amounts in millions)

	Retirement and Protection						International					U.S. Mortgage Insurance	Corporate and Other(2)
Three Months Ended March 31, 2008	Wealth Management	Retirement Income	Institutional	Life Insurance	Long-Term Care Insurance	Total	Mortgage Insurance - Canada	Mortgage Insurance - Australia	Other Mortgage Insurance	Payment Protection Insurance	Total			Total
REVENUES:
Premiums	$—	$167	$—	$242	$511	$920	$133	$86	$28	$362	$609	$183	$5	$1,717
Net investment income	1	302	135	153	216	807	48	35	9	46	138	37	20	1,002
Net investment gains (losses)	—	(93)	(59)	(26)	(32)	(210)	(6)	(1)	—	—	(7)	1	(10)	(226)
Insurance and investment product fees and other	86	54	—	93	6	239	—	—	1	10	11	8	2	260

Total revenues	87	430	76	462	701	1,756	175	120	38	418	751	229	17	2,753

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	252	—	205	522	979	35	35	21	72	163	259	—	1,401
Interest credited	—	128	115	61	41	345	—	—	—	—	—	—	—	345
Acquisition and operating expenses, net of deferrals	67	38	2	37	83	227	22	19	17	200	258	37	6	528
Amortization of deferred acquisition costs and intangibles	1	23	1	35	29	89	8	7	1	87	103	9	2	203
Interest expense	—	1	—	46	—	47	1	—	—	6	7	—	58	112

Total benefits and expenses	68	442	118	384	675	1,687	66	61	39	365	531	305	66	2,589

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	19	(12)	(42)	78	26	69	109	59	(1)	53	220	(76)	(49)	164
Provision (benefit) for income taxes	7	(6)	(14)	29	9	25	38	12	(1)	15	64	(41)	—	48

INCOME (LOSS) FROM CONTINUING OPERATIONS	12	(6)	(28)	49	17	44	71	47	—	38	156	(35)	(49)	116
ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	42	39	16	21	118	4	—	—	—	4	(1)	7	128

NET OPERATING INCOME (LOSS)	$12	$36	$11	$65	$38	$162	$75	$47	$—	$38	$160	$(36)	$(42)	$244

Effective tax rate (operating income)(1)	36.8%	31.4%	34.0%	36.9%	34.9%	35.1%	35.0%	20.9%	154.3%	28.2%	29.5%	53.9%		32.3%

(1)

The operating income effective tax rate for all pages in this financial supplement are calculated using whole dollars. As a result, the percentages shown may differ from an operating income effective tax rate calculated using the rounded numbers in this financial supplement.

(2)	Includes inter-segment eliminations.

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income by Segment

(amounts in millions)

	Retirement and Protection						International					U.S. Mortgage Insurance	Corporate and Other(1)
Three Months Ended March 31, 2007	Wealth Management	Retirement Income	Institutional	Life Insurance	Long-Term Care Insurance	Total	Mortgage Insurance - Canada	Mortgage Insurance - Australia	Other Mortgage Insurance	Payment Protection Insurance	Total			Total
REVENUES:
Premiums	$—	$154	$—	$235	$485	$874	$83	$68	$22	$320	$493	$137	$7	$1,511
Net investment income	1	324	166	157	196	844	29	22	5	32	88	37	15	984
Net investment gains (losses)	—	(9)	(5)	—	(5)	(19)	—	—	—	—	—	—	—	(19)
Insurance and investment product fees and other	75	44	—	93	7	219	—	1	—	5	6	7	2	234

Total revenues	76	513	161	485	683	1,918	112	91	27	357	587	181	24	2,710

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	232	—	196	480	908	13	31	5	58	107	52	—	1,067
Interest credited	—	145	141	60	39	385	—	—	—	—	—	—	—	385
Acquisition and operating expenses, net of deferrals	60	34	3	31	84	212	13	12	18	181	224	32	21	489
Amortization of deferred acquisition costs and intangibles	—	45	—	32	27	104	4	5	1	77	87	8	14	213
Interest expense	—	1	—	42	—	43	1	—	—	3	4	—	60	107

Total benefits and expenses	60	457	144	361	630	1,652	31	48	24	319	422	92	95	2,261

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	16	56	17	124	53	266	81	43	3	38	165	89	(71)	449
Provision (benefit) for income taxes	6	16	6	46	19	93	26	7	—	9	42	24	(24)	135

INCOME (LOSS) FROM CONTINUING OPERATIONS	10	40	11	78	34	173	55	36	3	29	123	65	(47)	314
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	6	3	—	3	12	—	—	—	—	—	—	—	12
Expenses related to reorganization, net of taxes	—	—	—	—	—	—	—	—	—	—	—	—	14	14

NET OPERATING INCOME (LOSS)	$10	$46	$14	$78	$37	$185	$55	$36	$3	$29	$123	$65	$(33)	$340

Effective tax rate (operating income)	36.4%	29.6%	35.5%	37.1%	35.9%	35.0%	32.6%	15.5%	-1.6%	22.8%	25.3%	27.1%	33.7%	30.4%

(1)	Includes inter-segment eliminations.

Retirement and Protection

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income—Retirement and Protection

(amounts in millions)

	2008	2007
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$920	$872	$861	$887	$874	$3,494
Net investment income	807	856	893	860	844	3,453
Net investment gains (losses)	(210)	(214)	(38)	(45)	(19)	(316)
Insurance and investment product fees and other	239	249	233	227	219	928

Total revenues	1,756	1,763	1,949	1,929	1,918	7,559

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	979	929	919	917	908	3,673
Interest credited	345	385	391	391	385	1,552
Acquisition and operating expenses, net of deferrals	227	233	220	222	212	887
Amortization of deferred acquisition costs and intangibles	89	105	96	112	104	417
Interest expense	47	58	59	51	43	211

Total benefits and expenses	1,687	1,710	1,685	1,693	1,652	6,740

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	69	53	264	236	266	819
Provision for income taxes	25	14	64	83	93	254

INCOME FROM CONTINUING OPERATIONS	44	39	200	153	173	565
ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	118	135	23	27	12	197

NET OPERATING INCOME	$162	$174	$223	$180	$185	$762

Effective tax rate (operating income)	35.1%	32.9%	25.7%	35.0%	35.0%	32.0%

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income, Sales and Assets Under Management—Wealth Management

(amounts in millions)

	2008	2007
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—
Net investment income	1	2	2	1	1	6
Net investment gains (losses)	—	—	—	—	—	—
Insurance and investment product fees and other	86	88	86	81	75	330

Total revenues	87	90	88	82	76	336

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—
Interest credited	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	67	70	69	65	60	264
Amortization of deferred acquisition costs and intangibles	1	1	1	—	—	2
Interest expense	—	—	—	—	—	—

Total benefits and expenses	68	71	70	65	60	266

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	19	19	18	17	16	70
Provision for income taxes	7	7	7	6	6	26

INCOME FROM CONTINUING OPERATIONS	12	12	11	11	10	44
ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	—	—	—

NET OPERATING INCOME	$12	$12	$11	$11	$10	$44

Effective tax rate (operating income)	36.8%	37.5%	36.6%	36.6%	36.4%	36.8%

SALES:
Sales by Distribution Channel:
Independent Producers	$1,105	$1,217	$1,382	$1,427	$1,400	$5,426
Dedicated Sales Specialists	175	257	283	332	312	1,184

Total Sales	$1,280	$1,474	$1,665	$1,759	$1,712	$6,610

ASSETS UNDER MANAGEMENT:
Beginning of period	$21,584	$21,662	$20,683	$18,806	$17,293	$17,293
Gross flows	1,280	1,474	1,665	1,759	1,712	6,610
Redemptions	(1,080)	(797)	(567)	(494)	(431)	(2,289)

Net flows	200	677	1,098	1,265	1,281	4,321
Market performance	(1,323)	(755)	(119)	612	232	(30)

End of period	$20,461	$21,584	$21,662	$20,683	$18,806	$21,584

Wealth Management results represent AssetMark Investment Services, Inc., Genworth Financial Asset Management, Inc., Genworth Financial Advisers Corporation, Genworth Financial Trust Company and Capital Brokerage Corporation.

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income—Retirement Income

(amounts in millions)

	2008	2007
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$167	$135	$118	$151	$154	$558
Net investment income	302	304	323	315	324	1,266
Net investment gains (losses)	(93)	(55)	(24)	(22)	(9)	(110)
Insurance and investment product fees and other	54	55	53	46	44	198

Total revenues	430	439	470	490	513	1,912

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	252	218	198	221	232	869
Interest credited	128	130	134	142	145	551
Acquisition and operating expenses, net of deferrals	38	37	32	37	34	140
Amortization of deferred acquisition costs and intangibles	23	44	44	41	45	174
Interest expense	1	1	2	1	1	5

Total benefits and expenses	442	430	410	442	457	1,739

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(12)	9	60	48	56	173
Provision (benefit) for income taxes	(6)	(2)	(8)	16	16	22

INCOME (LOSS) FROM CONTINUING OPERATIONS	(6)	11	68	32	40	151
ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	42	30	14	11	6	61

NET OPERATING INCOME	$36	$41	$82	$43	$46	$212

Effective tax rate (operating income)	31.4%	26.4%	-0.2%	33.4%	29.6%	20.8%

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—Retirement Income—Fee-Based

(amounts in millions)

	2008	2007
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—
Net investment income	3	3	3	5	4	15
Net investment gains (losses)	(35)	(9)	(9)	1	—	(17)
Insurance and investment product fees and other	51	51	48	41	38	178

Total revenues	19	45	42	47	42	176

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	5	4	4	(1)	4	11
Interest credited	4	4	3	4	4	15
Acquisition and operating expenses, net of deferrals	13	13	10	12	10	45
Amortization of deferred acquisition costs and intangibles	4	14	10	7	7	38
Interest expense	—	—	—	—	—	—

Total benefits and expenses	26	35	27	22	25	109

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(7)	10	15	25	17	67
Provision (benefit) for income taxes	(4)	(1)	(19)	7	2	(11)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(3)	11	34	18	15	78
ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	13	6	6	(1)	—	11

NET OPERATING INCOME	$10	$17	$40	$17	$15	$89

Effective tax rate (operating income)	21.9%	12.1%	-65.7%	28.7%	10.9%	-5.5%

SALES:
Sales by Product:
Income Distribution Series(1)	$586	$606	$528	$472	$409	$2,015
Traditional Variable Annuities	113	151	136	153	134	574
Variable Life	1	3	1	3	1	8

Total Sales	$700	$760	$665	$628	$544	$2,597

Sales by Distribution Channel:
Financial Intermediaries	$660	$716	$609	$592	$513	$2,430
Independent Producers	12	10	20	13	12	55
Dedicated Sales Specialists	28	34	36	23	19	112

Total Sales	$700	$760	$665	$628	$544	$2,597

(1)

The Income Distribution Series products are comprised of our retirement income deferred and immediate variable annuity products, including those variable annuity products with rider options that provide similar income features. These products do not include fixed single premium immediate or deferred annuities, which may also serve income distribution needs.

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Assets Under Management—Retirement Income—Fee-Based

(amounts in millions)

	2008	2007
	Q1	Q4	Q3	Q2	Q1	Total
Assets Under Management
Income Distribution Series(1)
Account value, net of reinsurance, beginning of period	$4,535	$3,978	$3,361	$2,813	$2,402	$2,402
Deposits	595	625	543	482	421	2,071
Surrenders, benefits and product charges	(105)	(98)	(78)	(66)	(60)	(302)

Net flows	490	527	465	416	361	1,769
Interest credited and investment performance	(148)	30	152	132	50	364

Account value, net of reinsurance, end of period	4,877	4,535	3,978	3,361	2,813	4,535

Traditional Variable Annuities
Account value, net of reinsurance, beginning of period	2,345	2,262	2,098	1,905	1,780	1,780
Deposits	108	148	133	149	130	560
Surrenders, benefits and product charges	(59)	(50)	(48)	(56)	(41)	(195)

Net flows	49	98	85	93	89	365
Interest credited and investment performance	(153)	(15)	79	100	36	200

Account value, net of reinsurance, end of period	2,241	2,345	2,262	2,098	1,905	2,345

Variable Life Insurance
Account value, beginning of the period	403	414	408	396	391	391
Deposits	5	6	6	7	5	24
Surrenders, benefits and product charges	(10)	(13)	(15)	(14)	(12)	(54)

Net flows	(5)	(7)	(9)	(7)	(7)	(30)
Interest credited and investment performance	(27)	(4)	15	19	12	42

Account value, end of period	371	403	414	408	396	403

Total Retirement Income—Fee-Based	$7,489	$7,283	$6,654	$5,867	$5,114	$7,283

(1)

The Income Distribution Series products are comprised of our retirement income deferred and immediate variable annuity products, including those variable annuity products with rider options that provide similar income features. These products do not include fixed single premium immediate or deferred annuities, which may also serve income distribution needs.

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—Retirement Income—Spread-Based

(amounts in millions)

	2008	2007
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$167	$135	$118	$151	$154	$558
Net investment income	299	301	320	310	320	1,251
Net investment gains (losses)	(58)	(46)	(15)	(23)	(9)	(93)
Insurance and investment product fees and other	3	4	5	5	6	20

Total revenues	411	394	428	443	471	1,736

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	247	214	194	222	228	858
Interest credited	124	126	131	138	141	536
Acquisition and operating expenses, net of deferrals	25	24	22	25	24	95
Amortization of deferred acquisition costs and intangibles	19	30	34	34	38	136
Interest expense	1	1	2	1	1	5

Total benefits and expenses	416	395	383	420	432	1,630

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(5)	(1)	45	23	39	106
Provision (benefit) for income taxes	(2)	(1)	11	9	14	33

INCOME (LOSS) FROM CONTINUING OPERATIONS	(3)	—	34	14	25	73
ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	29	24	8	12	6	50

NET OPERATING INCOME	$26	$24	$42	$26	$31	$123

Effective tax rate (operating income)	34.7%	34.3%	26.9%	36.1%	36.2%	32.9%
SALES:
Sales by Product:
Structured Settlements	$3	$12	$5	$30	$47	$94
Single Premium Immediate Annuities	240	189	208	218	200	815
Fixed Annuities	408	185	145	106	167	603

Total Sales	$651	$386	$358	$354	$414	$1,512

Sales by Distribution Channel:
Financial Intermediaries	$541	$299	$250	$239	$275	$1,063
Independent Producers	103	82	99	109	131	421
Dedicated Sales Specialists	7	5	9	6	8	28

Total Sales	$651	$386	$358	$354	$414	$1,512

PREMIUMS BY PRODUCT:
Single Premium Immediate Annuities	$165	$124	$114	$124	$111	$473
Structured Settlements	2	11	4	27	43	85

Total Premiums	$167	$135	$118	$151	$154	$558

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Assets Under Management—Retirement Income—Spread-Based

(amounts in millions)

	2008	2007
	Q1	Q4	Q3	Q2	Q1	Total
Fixed Annuities
Account value, net of reinsurance, beginning of period	$12,073	$12,368	$12,886	$13,522	$13,972	$13,972
Deposits	436	215	184	144	207	750
Surrenders, benefits and product charges	(474)	(618)	(815)	(899)	(781)	(3,113)

Net flows	(38)	(403)	(631)	(755)	(574)	(2,363)
Interest credited	106	108	113	119	124	464

Account value, net of reinsurance, end of period	12,141	12,073	12,368	12,886	13,522	12,073

Single Premium Immediate Annuities
Account value, net of reinsurance, beginning of period	6,668	6,458	6,367	6,261	6,174	6,174
Premiums and deposits	291	226	247	261	237	971
Surrenders, benefits and product charges	(267)	(102)	(241)	(240)	(234)	(817)

Net flows	24	124	6	21	3	154
Interest credited	89	86	85	85	84	340

Account value, net of reinsurance, end of period	6,781	6,668	6,458	6,367	6,261	6,668

Structured Settlements
Account value, net of reinsurance, beginning of period	1,103	1,092	1,088	1,058	1,011	1,011
Premiums and deposits	2	12	5	30	47	94
Surrenders, benefits and product charges	(14)	(15)	(15)	(15)	(14)	(59)

Net flows	(12)	(3)	(10)	15	33	35
Interest credited	14	14	14	15	14	57

Account value, net of reinsurance, end of period	1,105	1,103	1,092	1,088	1,058	1,103

Total Retirement Income—Spread-Based, net of reinsurance	$20,027	$19,844	$19,918	$20,341	$20,841	$19,844

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—Institutional

(amounts in millions)

	2008	2007
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—
Net investment income	135	167	175	167	166	675
Net investment gains (losses)	(59)	(128)	(20)	(6)	(5)	(159)
Insurance and investment product fees and other	—	—	—	—	—	—

Total revenues	76	39	155	161	161	516

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—
Interest credited	115	149	157	149	141	596
Acquisition and operating expenses, net of deferrals	2	2	3	2	3	10
Amortization of deferred acquisition costs and intangibles	1	1	—	1	—	2
Interest expense	—	—	—	—	—	—

Total benefits and expenses	118	152	160	152	144	608

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(42)	(113)	(5)	9	17	(92)
Provision (benefit) for income taxes	(14)	(40)	(2)	3	6	(33)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(28)	(73)	(3)	6	11	(59)
ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	39	82	13	4	3	102

NET OPERATING INCOME	$11	$9	$10	$10	$14	$43

Effective tax rate (operating income)	34.0%	31.3%	34.7%	35.1%	35.5%	34.3%
SALES:
Sales by Product:
Guaranteed Investment Contracts (GICs)	$44	$32	$24	$42	$22	$120
Funding Agreements Backing Notes	107	520	200	650	600	1,970
Funding Agreements	—	—	—	315	—	315

Total Sales	$151	$552	$224	$1,007	$622	$2,405

Institutional products are sold through specialized brokers and investment brokers, as well as directly to the contractholder.

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Assets Under Management—Institutional

(amounts in millions)

	2008	2007
	Q1	Q4	Q3	Q2	Q1	Total
GICs, Funding Agreements and Funding Agreements Backing Notes
Account value, net of reinsurance, beginning of period	$10,982	$11,292	$11,515	$10,724	$10,483	$10,483
Deposits(1)	251	762	323	1,107	722	2,914
Surrenders and benefits(1)	(727)	(1,226)	(710)	(460)	(629)	(3,025)

Net flows	(476)	(464)	(387)	647	93	(111)
Interest credited	117	147	154	147	141	589
Foreign currency translation	32	7	10	(3)	7	21

Account value, end of period	$10,655	$10,982	$11,292	$11,515	$10,724	$10,982

By Contract Type:
Guaranteed Investment Contracts	$1,449	$1,602	$1,790	$1,921	$2,073
Funding Agreements Backing Notes	6,909	6,721	6,591	6,578	5,953
Funding Agreements	2,297	2,659	2,911	3,016	2,698

	$10,655	$10,982	$11,292	$11,515	$10,724

Funding Agreements By Liquidity Provisions:
90 day	$180	$170	$270	$375	$425
180 day	345	500	500	500	450
No put	925	1,135	1,285	1,285	1,235
Rolling maturity(2)	840	840	840	840	575
Accrued interest	7	14	16	16	13

Total funding agreements	$2,297	$2,659	$2,911	$3,016	$2,698

(1)

“Surrenders and benefits” include contracts that have matured but are redeposited with us and reflected as deposits. For the three months ended March 31, 2008 and 2007, surrenders and deposits that were redeposited and are now reflected under “Deposits” amounted to $100 million for each period.

(2)	Includes products having a 12 and 13 month rolling maturity.

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—Life Insurance

(amounts in millions)

	2008	2007
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$242	$231	$236	$238	$235	$940
Net investment income	153	171	183	164	157	675
Net investment gains (losses)	(26)	(29)	4	(7)	—	(32)
Insurance and investment product fees and other	93	100	88	95	93	376

Total revenues	462	473	511	490	485	1,959

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	205	202	204	202	196	804
Interest credited	61	61	60	62	60	243
Acquisition and operating expenses, net of deferrals	37	35	32	31	31	129
Amortization of deferred acquisition costs and intangibles	35	35	27	36	32	130
Interest expense	46	56	57	50	42	205

Total benefits and expenses	384	389	380	381	361	1,511

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	78	84	131	109	124	448
Provision for income taxes	29	29	47	39	46	161

INCOME FROM CONTINUING OPERATIONS	49	55	84	70	78	287
ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	16	21	(3)	5	—	23

NET OPERATING INCOME	$65	$76	$81	$75	$78	$310

Effective tax rate (operating income)	36.9%	33.7%	36.1%	35.3%	37.1%	35.6%
SALES:
Sales by Product:
Term Life	$23	$26	$28	$29	$29	$112
Universal Life:
Annualized first-year deposits	13	14	15	15	11	55
Excess deposits	43	64	53	41	48	206

Total Universal Life	56	78	68	56	59	261

Total Sales	$79	$104	$96	$85	$88	$373

Sales by Distribution Channel:
Financial Intermediaries	$1	$2	$1	$2	$1	$6
Independent Producers	78	102	95	83	87	367

Total Sales	$79	$104	$96	$85	$88	$373

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Life Insurance In-force

(amounts in millions)

	2008	2007
	Q1	Q4	Q3	Q2	Q1
Term life insurance
Life insurance in-force, net of reinsurance	$476,503	$464,411	$457,001	$449,654	$439,380
Life insurance in-force before reinsurance	$619,086	$618,379	$614,248	$610,071	$602,725

Universal and whole life insurance
Life insurance in-force, net of reinsurance	$42,590	$42,181	$41,638	$41,303	$40,912
Life insurance in-force before reinsurance	$51,534	$51,175	$50,737	$50,290	$49,834

Total life insurance
Life insurance in-force, net of reinsurance	$519,093	$506,592	$498,639	$490,957	$480,292
Life insurance in-force before reinsurance	$670,620	$669,554	$664,985	$660,361	$652,559

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—Long-Term Care

(amounts in millions)

	2008	2007
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$511	$506	$507	$498	$485	$1,996
Net investment income	216	212	210	213	196	831
Net investment gains (losses)	(32)	(2)	2	(10)	(5)	(15)
Insurance and investment product fees and other	6	6	6	5	7	24

Total revenues	701	722	725	706	683	2,836

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	522	509	517	494	480	2,000
Interest credited	41	45	40	38	39	162
Acquisition and operating expenses, net of deferrals	83	89	84	87	84	344
Amortization of deferred acquisition costs and intangibles	29	24	24	34	27	109
Interest expense	—	1	—	—	—	1

Total benefits and expenses	675	668	665	653	630	2,616

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	26	54	60	53	53	220
Provision for income taxes	9	20	20	19	19	78

INCOME FROM CONTINUING OPERATIONS	17	34	40	34	34	142
ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	21	2	(1)	7	3	11

NET OPERATING INCOME	$38	$36	$39	$41	$37	$153

Effective tax rate (operating income)	34.9%	36.5%	33.3%	35.8%	35.9%	35.4%

SALES:
Sales by Distribution Channel:
Financial Intermediaries	$6	$7	$6	$7	$7	$27
Independent Producers	23	25	25	23	24	97
Dedicated Sales Specialist	15	13	13	11	10	47

Total Individual Long-Term Care	44	45	44	41	41	171
Group Long-Term Care	1	1	—	1	—	2
Medicare Supplement and Other A&H	10	10	8	7	7	32
Linked-Benefits	7	10	8	5	4	27

Total Sales	$62	$66	$60	$54	$52	$232

LOSS RATIOS:
Total Long-Term Care
Earned Premium	$443	$442	$444	$430	$419	$1,735
Loss Ratio(1)	66.9%	67.5%	70.0%	67.8%	65.4%	66.6%
Gross Benefits Ratio(2)	105.6%	105.0%	106.4%	103.9%	101.0%	102.5%
Medicare Supplement and A&H(3)
Earned Premium	$68	$66	$65	$69	$67	$267
Loss Ratio(1)	76.2%	66.2%	66.8%	68.4%	80.7%	74.5%

(1)

We calculate the loss ratio for our long-term care insurance product by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.

(2)	We calculate the gross benefits ratio by dividing the benefits and other changes in policy reserves by net earned premium.
(3)	The Medicare Supplement and A&H earned premium and loss ratio does not include the linked-benefits product.

International

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income—International

(amounts in millions)

	2008	2007
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$609	$623	$572	$509	$493	$2,197
Net investment income	138	138	131	113	88	470
Net investment gains (losses)	(7)	(2)	—	(5)	—	(7)
Insurance and investment product fees and other	11	8	8	7	6	29

Total revenues	751	767	711	624	587	2,689

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	163	140	126	112	107	485
Acquisition and operating expenses, net of deferrals	258	266	281	229	224	1,000
Amortization of deferred acquisition costs and intangibles	103	96	94	86	87	363
Interest expense	7	8	6	10	4	28

Total benefits and expenses	531	510	507	437	422	1,876

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	220	257	204	187	165	813
Provision for income taxes	64	78	65	48	42	233

INCOME FROM CONTINUING OPERATIONS	156	179	139	139	123	580

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	4	1	1	3	—	5

NET OPERATING INCOME(1)	$160	$180	$140	$142	$123	$585

Effective tax rate (operating income)	29.5%	30.7%	32.2%	25.7%	25.3%	28.8%

(1)	Net operating income adjusted for foreign exchange for our International segment was $135 million for the three months ended March 31, 2008.

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—International Mortgage Insurance—Canada

(amounts in millions)

	2008	2007
	Q1	Q4(1)	Q3	Q2	Q1	Total
REVENUES:
Premiums	$133	$142	$108	$94	$83	$427
Net investment income(2)	48	49	52	31	29	161
Net investment gains (losses)	(6)	—	(2)	—	—	(2)
Insurance and investment product fees and other	—	1	—	—	—	1

Total revenues	175	192	158	125	112	587

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	35	26	20	16	13	75
Acquisition and operating expenses, net of deferrals(2)	22	25	31	15	13	84
Amortization of deferred acquisition costs and intangibles	8	6	4	5	4	19
Interest expense	1	1	1	—	1	3

Total benefits and expenses	66	58	56	36	31	181

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	109	134	102	89	81	406
Provision for income taxes	38	46	35	30	26	137

INCOME FROM CONTINUING OPERATIONS	71	88	67	59	55	269

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	4	—	1	—	—	1

NET OPERATING INCOME(3)	$75	$88	$68	$59	$55	$270

Effective tax rate (operating income)	35.0%	34.4%	34.2%	33.3%	32.6%	33.8%

SALES:
New Insurance Written (NIW):
Flow	$4,900	$8,100	$11,000	$9,600	$6,000	$34,700
Bulk	1,500	7,800	1,300	11,900	400	21,400

Total International Mortgage Insurance Canada NIW(4)	$6,400	$15,900	$12,300	$21,500	$6,400	$56,100

(1)

Included in the results for the fourth quarter of 2007 are adjustments related to the premium recognition curve and loss factor updates. These adjustments favorably impacted net operating income by $13 million in the fourth quarter of 2007. For further details, see our fourth quarter 2007 financial supplement on our website at www.genworth.com.

(2)

The three months ended September 30, 2007 includes a reclassification of expense of $16 million from net investment income to acquisition and operating expenses, net of deferrals. The reclassification is associated with exit fee accruals for the guarantee fund the Canadian government requires us to maintain in the event of insolvency. Prior periods were not restated as the adjustment is immaterial to the three months ended September 30, 2007 and all prior periods. The respective expense amount related to the third, second and first quarter of 2007 was $7 million, $6 million and $3 million, respectively.

(3)	Net operating income for our Canada platform adjusted for foreign exchange was $63 million for the three months ended March 31, 2008.
(4)	New insurance written for our Canada platform adjusted for foreign exchange was $5,500 million for the three months ended March 31, 2008.

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—International Mortgage Insurance—Australia

(amounts in millions)

	2008	2007
	Q1	Q4(1)	Q3	Q2	Q1	Total
REVENUES:
Premiums	$86	$71	$73	$72	$68	$284
Net investment income	35	33	30	31	22	116
Net investment gains (losses)	(1)	—	3	(2)	—	1
Insurance and investment product fees and other	—	—	—	—	1	1

Total revenues	120	104	106	101	91	402

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	35	33	36	34	31	134
Acquisition and operating expenses, net of deferrals	19	15	14	13	12	54
Amortization of deferred acquisition costs and intangibles	7	4	5	5	5	19
Interest expense	—	—	—	—	—	—

Total benefits and expenses	61	52	55	52	48	207

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	59	52	51	49	43	195
Provision for income taxes	12	12	13	7	7	39

INCOME FROM CONTINUING OPERATIONS	47	40	38	42	36	156

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	—	(2)	2	—	—

NET OPERATING INCOME(2)	$47	$40	$36	$44	$36	$156

Effective tax rate (operating income)	20.9%	23.8%	25.6%	14.9%	15.5%	20.1%

SALES:
New Insurance Written (NIW):
Flow	$10,400	$11,600	$11,400	$11,600	$10,800	$45,400
Bulk	1,000	900	7,000	5,900	2,300	16,100

Total International Mortgage Insurance Australia NIW(3)	$11,400	$12,500	$18,400	$17,500	$13,100	$61,500

(1)

Included in the results for the fourth quarter of 2007 are adjustments related to the premium recognition curve and loss factor updates. These adjustments unfavorably impacted net operating income by $4 million in the fourth quarter of 2007. For further details, see our fourth quarter 2007 financial supplement on our website at www.genworth.com.

(2)	Net operating income for our Australia platform adjusted for foreign exchange was $40 million for the three months ended March 31, 2008.
(3)	New insurance written for our Australia platform adjusted for foreign exchange was $9,900 million for the three months ended March 31, 2008.

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—Other International Mortgage Insurance

(amounts in millions)

	2008	2007
	Q1	Q4(1)	Q3	Q2	Q1	Total
REVENUES:
Premiums	$28	$63	$27	$29	$22	$141
Net investment income	9	9	9	7	5	30
Net investment gains (losses)	—	—	—	(1)	—	(1)
Insurance and investment product fees and other	1	1	1	—	—	2

Total revenues	38	73	37	35	27	172

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	21	21	10	11	5	47
Acquisition and operating expenses, net of deferrals	17	27	18	18	18	81
Amortization of deferred acquisition costs and intangibles	1	2	2	1	1	6
Interest expense	—	—	—	—	—	—

Total benefits and expenses	39	50	30	30	24	134

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(1)	23	7	5	3	38
Provision (benefit) for income taxes	(1)	7	2	1	—	10

INCOME (LOSS) FROM CONTINUING OPERATIONS	—	16	5	4	3	28
ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	—	1	—	—	1

NET OPERATING INCOME(2)	$—	$16	$6	$4	$3	$29

Effective tax rate (operating income)	154.3%	30.7%	30.2%	21.2%	-1.6%	27.0%

SALES:
New Insurance Written (NIW):
Flow	$2,300	$3,300	$4,700	$5,100	$4,900	$18,000
Bulk	700	900	800	400	3,800	5,900

Total Other International NIW(3)	$3,000	$4,200	$5,500	$5,500	$8,700	$23,900

(1)

Included in the results for the fourth quarter of 2007 are adjustments related to the premium recognition curve and loss factor updates. These adjustments favorably impacted net operating income by $14 million in the fourth quarter of 2007. For further details, see our fourth quarter 2007 financial supplement on our website at www.genworth.com.

(2)	Net operating loss for our Other International platform adjusted for foreign exchange was less than $1 million for the three months ended March 31, 2008.
(3)	New insurance written for our Other International platform adjusted for foreign exchange was $2,700 million for the three months ended March 31, 2008.

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—International Mortgage Insurance

(amounts in millions)

	2008	2007
	Q1	Q4	Q3	Q2	Q1	Total
Net Premiums Written
Canada	$130	$225	$301	$262	$137	$925
Australia	97	109	102	108	102	421
Other International	18	28	49	58	83	218

Total International Net Premiums Written	$245	$362	$452	$428	$322	$1,564

Loss Ratio(1)
Canada	26%	18%	18%	17%	16%	18%
Australia	41%	46%	49%	47%	46%	47%
Other International	71%	33%	38%	37%	24%	33%
Total International Loss Ratio	37%	29%	32%	31%	29%	30%
Expense Ratio(2)
Canada	23%	13%	12%	7%	12%	11%
Australia	27%	18%	18%	17%	17%	17%
Other International	104%	100%	38%	34%	23%	40%
Total International Expense Ratio	31%	22%	16%	13%	16%	17%
Expense Ratio Adjusted for Canada Reclassification(3)
Canada			9%	10%	15%	11%
Total International Expense Ratio			14%	15%	18%	17%
Primary Insurance In-force
Canada	$185,000	$187,900	$172,400	$150,000	$119,700
Australia	234,600	221,400	224,500	205,100	185,200
Other International	72,400	68,500	65,000	59,800	56,000

Total International Primary Insurance In-force	$492,000	$477,800	$461,900	$414,900	$360,900

Primary Risk In-force(4)
Canada
Flow	$50,700	$51,200	$48,400	$41,800	$35,900
Bulk	14,100	14,600	11,900	10,700	6,000

Total Canada	64,800	65,800	60,300	52,500	41,900
Australia
Flow	71,600	67,200	68,200	64,100	59,300
Bulk	10,500	10,300	10,400	7,700	5,500

Total Australia	82,100	77,500	78,600	71,800	64,800
Other International
Flow	8,000	7,400	7,200	6,400	5,800
Bulk	800	700	700	900	1,100

Total Other International	8,800	8,100	7,900	7,300	6,900

Total International Primary Risk In-force	$155,700	$151,400	$146,800	$131,600	$113,600

The	loss and expense ratios included above are calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)

The ratio of incurred losses and loss adjustment expense to net premiums earned. In determining the pricing of our mortgage insurance products, we develop a pricing loss ratio which uses industry and company loss experience over a number of years, which incorporates both favorable and unfavorable economic environments, differing coverage levels and varying capital requirements. Actual results may vary from pricing loss ratios for a number of reasons, which include differing economic conditions and actual individual product and lender performance. Pricing loss ratios for our international businesses are as follows: Canada 35-40%, Australia 25-35% and Europe 60-65%.

(2)

The ratio of an insurer’s general expenses to net premiums written. In our business, general expenses consist of acquisition and insurance expenses, net of deferrals, and amortization of DAC and intangibles.

(3)

Includes the impact of the adjustment referenced on page 33 related to the reclassification of guarantee fund fees from net investment income to acquisition and operating expenses, net of deferrals, in the third quarter of 2007.

(4)

Our businesses in Australia, New Zealand and Canada currently provide 100% coverage on the majority of the loans we insure in those markets. For the purpose of representing our risk in-force, we have computed an “Effective Risk In-force” amount, which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents our highest expected average per-claim payment for any one underwriting year over the life of our businesses in Australia, New Zealand and Canada. This factor was 35% for all periods presented.

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—International Mortgage Insurance—Canada

Primary Insurance	March 31, 2008	December 31, 2007	March 31, 2007
Insured loans in-force	1,080,874	1,066,171	829,498
Insured delinquent loans	2,410	2,046	1,615
Insured delinquency rate	0.22%	0.19%	0.19%

Flow loans in-force	815,980	799,587	681,599
Flow delinquent loans	2,198	1,877	1,486
Flow delinquency rate	0.27%	0.23%	0.22%

Bulk loans in-force	264,894	266,584	147,899
Bulk delinquent loans	212	169	129
Bulk delinquency rate	0.08%	0.06%	0.09%

% of Primary Risk In-force
Province and Territory	March 31, 2008	December 31, 2007
Ontario	49%	50%
British Columbia	16	16
Alberta	14	14
Quebec	13	14
Nova Scotia	2	2
Saskatchewan	1	1
Manitoba	1	1
New Brunswick	1	1
All Other	3	1

Total	100%	100%

Loan Amount (in CAD)(1)
Over $250K	33%	33%
Over $100K to $250K	59	58
$100K or Less	8	9

Total	100%	100%

By Policy Year
2000 and Prior	9%	10%
2001	3	3
2002	6	6
2003	7	8
2004	11	11
2005	12	13
2006	16	16
2007	32	33
2008	4	—

Total	100%	100%

Average Primary Loan Size (CAD in thousands)(1)	$176	$174

(1)	Loan amount and size presented in Canadian dollars.

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—International Mortgage Insurance—Australia

Primary Insurance	March 31, 2008	December 31, 2007	March 31, 2007
Insured loans in-force	1,406,731	1,390,016	1,347,923
Insured delinquent loans	4,571	4,671	3,682
Insured delinquency rate	0.32%	0.34%	0.27%
Flow loans in-force	1,222,667	1,201,975	1,229,280
Flow delinquent loans	4,489	4,611	3,617
Flow delinquency rate	0.37%	0.38%	0.29%
Bulk loans in-force	184,064	188,041	118,643
Bulk delinquent loans	82	60	65
Bulk delinquency rate	0.04%	0.03%	0.05%

% of Primary Risk In-force
State and Territory	March 31, 2008	December 31, 2007
New South Wales	33%	34%
Victoria	22	22
Queensland	21	21
Western Australia	10	9
South Australia	5	5
New Zealand	4	4
Australian Capital Territory	2	2
Tasmania	2	2
Northern Territory	1	1

Total	100%	100%

Loan Amount (in AUD)(1)
Over $250K	53%	52%
Over $100K to $250K	38	39
$100K or Less	9	9

Total	100%	100%

By Policy Year
2000 and Prior	10%	10%
2001	4	4
2002	7	7
2003	8	9
2004	11	11
2005	15	16
2006	20	21
2007	20	22
2008	5	—

Total	100%	100%

Average Primary Loan Size (AUD in thousands)(1)	$183	$181

(1)	Loan amount and loan size presented in Australian dollars.

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—International Mortgage Insurance

(dollar amounts in millions)

Risk In-force by Loan-To-Value Ratio(1)	March 31, 2008			December 31, 2007
	Primary	Flow	Bulk	Primary	Flow	Bulk
Canada(2)
95.01% and above	$20,108	$20,108	$—	$20,141	$20,141	$—
90.01% to 95.00%	17,471	17,468	3	17,731	17,728	3
80.01% to 90.00%	11,568	11,084	484	11,686	11,306	380
80.00% and below	15,592	2,012	13,580	16,229	2,039	14,190

Total Canada	$64,739	$50,672	$14,067	$65,787	$51,214	$14,573

Australia
95.01% and above	$8,773	$8,772	$1	$7,697	$7,696	$1
90.01% to 95.00%	13,949	13,933	16	13,156	13,140	16
80.01% to 90.00%	19,849	19,681	168	18,831	18,667	164
80.00% and below	39,544	29,223	10,321	37,804	27,721	10,083

Total Australia	$82,115	$71,609	$10,506	$77,488	$67,224	$10,264

Other International
95.01% and above	$2,692	$2,607	$85	$2,432	$2,356	$76
90.01% to 95.00%	3,288	3,190	98	3,007	2,918	89
80.01% to 90.00%	2,604	2,083	521	2,448	1,968	480
80.00% and below	236	157	79	235	162	73

Total Other International	$8,820	$8,037	$783	$8,122	$7,404	$718

(1)	Loan amount in loan-to-value ratio calculation includes capitalized premiums, where applicable.
(2)	The December 31, 2007 amounts have been re-presented to include capitalized premiums.

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—Payment Protection Insurance

(amounts in millions)

	2008	2007
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$362	$347	$364	$314	$320	$1,345
Net investment income	46	47	40	44	32	163
Net investment gains (losses)	—	(2)	(1)	(2)	—	(5)
Insurance and investment product fees and other	10	6	7	7	5	25

Total revenues	418	398	410	363	357	1,528

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	72	60	60	51	58	229
Acquisition and operating expenses, net of deferrals	200	199	218	183	181	781
Amortization of deferred acquisition costs and intangibles	87	84	83	75	77	319
Interest expense	6	7	5	10	3	25

Total benefits and expenses	365	350	366	319	319	1,354

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	53	48	44	44	38	174
Provision for income taxes	15	13	15	10	9	47

INCOME FROM CONTINUING OPERATIONS	38	35	29	34	29	127
ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	1	1	1	—	3

NET OPERATING INCOME(1)	$38	$36	$30	$35	$29	$130

Effective tax rate (operating income)	28.2%	27.8%	35.1%	23.3%	22.8%	27.5%
SALES:
Payment Protection:
Traditional indemnity premiums	$334	$362	$378	$584	$364	$1,688
Premium equivalents for administrative services only business	35	33	44	40	50	167
Reinsurance premiums assumed accounted for under the deposit method	270	253	232	244	172	901

Total Payment Protection(2)	639	648	654	868	586	2,756
Mexico operations	21	22	19	18	19	78

Total Sales	$660	$670	$673	$886	$605	$2,834

SALES BY REGION:
Payment Protection
Established European Regions
Western region	$130	$129	$173	$175	$198	$675
Central region	153	150	157	146	122	575
Southern region	137	152	127	145	112	536
Nordic region	85	78	73	77	68	296
New Markets	56	61	50	43	34	188
Structured Deals(3)	78	78	74	282	52	486

Total Payment Protection	639	648	654	868	586	2,756
Mexico operations	21	22	19	18	19	78

Total Sales	$660	$670	$673	$886	$605	$2,834

(1)	Net operating income adjusted for foreign exchange for our payment protection insurance business was $33 million for the three months ended March 31, 2008.
(2)	Sales adjusted for foreign exchange for our payment protection insurance business was $579 million for the three months ended March 31, 2008.
(3)	Structured deals represent in-force blocks of business acquired through reinsurance arrangements and ongoing reciprocal arrangements in place with certain clients.

U.S. Mortgage Insurance

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—U.S. Mortgage Insurance

(amounts in millions)

	2008	2007
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$183	$171	$159	$148	$137	$615
Net investment income	37	36	38	36	37	147
Net investment gains (losses)	1	5	1	—	—	6
Insurance and investment product fees and other	8	12	8	10	7	37

Total revenues	229	224	206	194	181	805

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	259	186	123	60	52	421
Acquisition and operating expenses, net of deferrals	37	35	30	34	32	131
Amortization of deferred acquisition costs and intangibles	9	7	10	8	8	33

Total benefits and expenses	305	228	163	102	92	585

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(76)	(4)	43	92	89	220
Provision (benefit) for income taxes	(41)	(4)	3	26	24	49

INCOME (LOSS) FROM CONTINUING OPERATIONS	(35)	—	40	66	65	171

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	(1)	(3)	(1)	—	—	(4)

NET OPERATING INCOME (LOSS)	$(36)	$(3)	$39	$66	$65	$167

Effective tax rate (operating income)	53.9%	65.2%	7.1%	28.2%	27.1%	22.0%

SALES:
New Insurance Written (NIW):
Flow	$15,000	$16,000	$13,200	$10,800	$6,900	$46,900
Bulk	100	2,200	2,800	11,100	6,100	22,200
Pool	100	100	100	200	100	500

Total U.S. Mortgage NIW	$15,200	$18,300	$16,100	$22,100	$13,100	$69,600

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Growth Metrics—U.S. Mortgage Insurance

(dollar amounts in millions)

	2008	2007
	Q1	Q4	Q3	Q2	Q1	Total
Net Premiums Written	$202	$188	$167	$152	$140	$647
New Risk Written
Flow	$3,768	$4,117	$3,330	$2,658	$1,695	$11,800
Bulk	4	55	82	380	198	715

Total Primary	3,772	4,172	3,412	3,038	1,893	12,515
Pool	5	6	5	7	3	21

Total New Risk Written	$3,777	$4,178	$3,417	$3,045	$1,896	$12,536

Primary Insurance In-force	$166,700	$157,600	$144,800	$135,500	$120,500
Risk In-force
Flow	$32,398	$29,817	$26,687	$24,442	$23,013
Bulk	1,481	1,487	1,436	1,354	978

Total Primary	33,879	31,304	28,123	25,796	23,991
Pool	383	393	414	428	436

Total Risk In-force	$34,262	$31,697	$28,537	$26,224	$24,427

Loss Metrics—U.S. Mortgage Insurance
Paid Claims
Flow	$79	$64	$49	$40	$38	$191
Bulk	5	1	—	1	—	2

Total Primary	84	65	49	41	38	193
Pool	—	—	—	—	—	—

Total Paid Claims	$84	$65	$49	$41	$38	$193

Average Paid Claim (in thousands)	$42.4	$39.2	$35.8	$32.5	$32.2
Number of Primary Delinquencies
Flow	38,316	35,489	27,609	22,970	21,804
Bulk(5)	8,210	5,470	3,147	2,086	1,566
Average Reserve Per Delinquency (in thousands)
Flow	$15.8	$12.4	$12.0	$11.4	$11.3
Bulk(5)	6.8	5.1	4.4	3.1	2.1
Beginning Reserves	$467	$345	$270	$251	$237	$237
Paid claims	(84)	(65)	(49)	(41)	(38)	(193)
Increase (decrease) in reserves	278	187	124	60	52	423

Ending Reserves	$661	$467	$345	$270	$251	$467

Loss Ratio(1)	142%	109%	78%	41%	38%	68%
Other Metrics—U.S. Mortgage Insurance
GAAP Basis Expense Ratio(2)	25%	25%	25%	28%	29%	27%
Adjusted Expense Ratio(6)	23%	23%	24%	27%	29%	25%
Flow Persistency	83%	85%	82%	78%	78%
Gross written premiums ceded to captives/total direct written premiums	20%	21%	21%	22%	22%
Risk to Capital Ratio(3)	12.4:1	11.3:1	9.2:1	8.8:1	8.8:1

Average primary loan size (in thousands)	$166	$164	$160
Primary risk in-force subject to captives	58%	60%	61%
Primary risk in-force that is GSE conforming	95%	95%	95%
Interest only risk in-force with initial reset > 5 years	94%	94%	93%
Primary risk in-force with potential to reset in 2008(4)	1.4%	1.6%	2.0%
Primary risk in-force with potential to reset in 2009(4)	1.6%	0.0%	0.0%

The loss and expense ratios included above are calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)    The ratio of incurred losses and loss adjustment expense to net premiums earned.

(2)    The ratio of an insurer’s general expenses to net earned premiums. In our business, general expenses consist of acquisition and insurance expenses, net of deferrals, and amortization of DAC and intangibles.

(3)    Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingent reserve, commonly known as the “risk to capital” requirement. The risk to capital ratio for our U.S. mortgage insurance business was computed as of the beginning of the period indicated.

(4)    Represents < 5 year adjustable rate mortgages with 2% annual adjustment cap.

(5)    The reserve per delinquency calculation includes loans where we were in a secondary loss position for which no reserve has been established due to an existing deductible. Excluding these loans, the number of delinquencies for bulk loans were as follows:

	Q1	Q4	Q3	Q2	Q1
	3,768	2,404	1,338	881	554

(6)

The ratio of an insurer’s general expenses to net written premiums. In our business, general expenses consist of acquisition and insurance expenses, net of deferrals, and amortization of DAC and intangibles.

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Portfolio Quality Metrics—U.S. Mortgage Insurance

	2008	2007
	Q1	Q4	Q3	Q2	Q1
Risk In-force by Credit Quality(1)
Primary by FICO Scores >679 (%)	60%	59%	59%	59%	60%
Primary by FICO Scores 620-679	31%	32%	32%	32%	32%
Primary by FICO Scores 575-619	7%	7%	7%	7%	6%
Primary by FICO Scores <575	2%	2%	2%	2%	2%

Flow by FICO Scores >679 (%)	59%	58%	58%	58%	58%
Flow by FICO Scores 620-679	32%	33%	33%	33%	33%
Flow by FICO Scores 575-619	7%	7%	7%	7%	7%
Flow by FICO Scores <575	2%	2%	2%	2%	2%

Bulk by FICO Scores >679 (%)	84%	83%	83%	84%	83%
Bulk by FICO Scores 620-679	14%	15%	15%	15%	15%
Bulk by FICO Scores 575-619	1%	1%	1%	1%	1%
Bulk by FICO Scores <575	1%	1%	1%	0%	1%

Primary A minus and sub-prime	13%	13%	13%	12%	12%

Primary Loans
Insured loans in-force	1,001,430	963,218	905,412	858,550	800,110
Insured delinquent loans	46,526	40,959	30,756	25,056	23,370
Insured delinquency rate	4.65%	4.25%	3.40%	2.92%	2.92%

Flow loans in-force	812,061	769,481	715,970	674,730	646,004
Flow delinquent loans	38,316	35,489	27,609	22,970	21,804
Flow delinquency rate	4.72%	4.61%	3.86%	3.40%	3.38%

Bulk loans in-force	189,369	193,737	189,442	183,820	154,106
Bulk delinquent loans(2)	8,210	5,470	3,147	2,086	1,566
Bulk delinquency rate	4.34%	2.82%	1.66%	1.13%	1.02%

A minus and sub-prime loans in-force	112,383	109,262	100,512	89,023	79,405
A minus and sub-prime delinquent loans	13,254	12,863	9,632	7,646	6,875
A minus and sub-prime delinquency rate	11.79%	11.77%	9.58%	8.59%	8.66%

Pool Loans
Insured loans in-force	19,536	19,081	21,118	20,653	20,074
Pool delinquent loans	415	428	442	398	415
Pool delinquency rate	2.12%	2.24%	2.09%	1.93%	2.07%
(1) Loans with unknown FICO scores are included in the 620-679 category
(2) Includes loans where we were in a secondary loss position for which no reserve has been established due to an existing deductible. Excluding these loans, bulk delinquent loans were as follows:
	Q1	Q4	Q3	Q2	Q1
	3,768	2,404	1,338	881	554

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Portfolio Quality Metrics—U.S. Mortgage Insurance

	March 31, 2008		December 31, 2007		March 31, 2007
	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate
By Region
Southeast(1)	25%	6.16%	24%	5.48%	26%	3.14%
South Central(2)	17	3.77%	16	3.63%	17	2.91%
Northeast(3)	13	3.97%	13	3.99%	13	3.16%
North Central(4)	11	3.89%	12	3.71%	12	2.62%
Pacific(5)	11	5.11%	11	3.51%	8	1.52%
Great Lakes(6)	8	5.51%	9	5.60%	10	4.44%
Plains(7)	6	2.91%	6	2.87%	6	2.31%
Mid-Atlantic(8)	5	3.70%	5	3.23%	4	2.07%
New England(9)	4	4.21%	4	3.81%	4	2.63%

Total	100%	4.65%	100%	4.25%	100%	2.92%

By State
Florida	9%	9.61%	9%	7.04%	9%	2.33%
Texas	7%	3.62%	7%	3.80%	7%	3.44%
New York	6%	3.07%	6%	3.18%	6%	2.43%
California	6%	6.63%	5%	4.24%	4%	1.20%
Illinois	5%	4.37%	5%	4.06%	5%	2.93%
Georgia	4%	5.88%	4%	5.91%	4%	4.01%
North Carolina	4%	3.89%	4%	4.16%	4%	3.50%
Pennsylvania	4%	4.56%	4%	4.73%	4%	4.11%
New Jersey	3%	4.95%	3%	4.51%	3%	3.19%
Ohio	3%	5.16%	3%	5.35%	4%	4.70%

(1)	Alabama, Arkansas, Florida, Georgia, Mississippi, North Carolina, South Carolina and Tennessee
(2)	Arizona, Colorado, Louisiana, New Mexico, Oklahoma, Texas and Utah
(3)	New Jersey, New York and Pennsylvania
(4)	Illinois, Minnesota, Missouri and Wisconsin
(5)	Alaska, California, Hawaii, Nevada, Oregon and Washington
(6)	Indiana, Kentucky, Michigan and Ohio
(7)	Idaho, Iowa, Kansas, Montana, Nebraska, North Dakota, South Dakota and Wyoming
(8)	Delaware, Maryland, Virginia, Washington D.C. and West Virginia
(9)	Connecticut, Maine, Massachusetts, New Hampshire, Rhode Island and Vermont

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Portfolio Quality Metrics—U.S. Mortgage Insurance

(amounts in millions)

	March 31, 2008	December 31, 2007	March 31, 2007
Primary risk-in-force lender concentration (by original applicant)	$33,879	$31,304	$23,991
Top 10 lenders	15,042	12,987	9,168
Top 20 lenders	18,938	16,766	11,988
Loan-to-value ratio
95.01% and above	$9,274	$8,845	$5,812
90.01% to 95.00%	11,049	9,999	8,137
80.01% to 90.00%	12,184	11,086	9,148
80.00% and below	1,372	1,374	894

Total	$33,879	$31,304	$23,991

Loan grade
Prime	$29,629	$27,240	$21,233
A minus and sub-prime	4,250	4,064	2,758

Total	$33,879	$31,304	$23,991

Loan type(1)
Fixed rate mortgage
Flow	$31,247	$28,616	$21,749
Bulk	813	813	583
Adjustable rate mortgage
Flow	1,151	1,201	1,264
Bulk	668	674	395

Total	$33,879	$31,304	$23,991

Type of documentation
Alt-A
Flow	$1,526	$1,566	$1,375
Bulk	371	372	211
Standard(2)
Flow	30,872	28,251	21,638
Bulk	1,110	1,115	767

Total	$33,879	$31,304	$23,991

Mortgage term
15 years and under	$383	$358	$398
More than 15 years	33,496	30,946	23,593

Total	$33,879	$31,304	$23,991

(1)	For loan type in this table, any loan with an interest rate that is fixed for an initial term of five years or more is categorized as a fixed rate mortgage.

(2)

Standard includes loans with reduced or different documentation requirements that meet specifications of GSE approved underwriting systems with historical and expected default rates consistent with our standard portfolio.

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Portfolio Quality Metrics—U.S. Mortgage Insurance

(dollar amounts in millions)

	As of March 31, 2008
Policy Year	Average Rate	Primary Insurance In-force	Percent of Total	Primary Risk In-force	Percent of Total
1997 and Prior	8.13%	$1,830	1.1%	$453	1.3%
1998	7.15%	772	0.5	203	0.6
1999	7.31%	919	0.6	232	0.7
2000	8.15%	604	0.4	148	0.4
2001	7.40%	2,083	1.2	525	1.5
2002	6.59%	5,193	3.1	1,266	3.7
2003	5.64%	20,355	12.2	3,415	10.1
2004	5.85%	11,046	6.6	2,392	7.1
2005	5.97%	16,423	9.8	4,056	12.0
2006	6.64%	29,628	17.8	5,645	16.7
2007	6.77%	62,857	37.7	11,797	34.8
2008	6.31%	14,963	9.0	3,747	11.1

Total portfolio		$166,673	100.0%	$33,879	100.0%

Occupancy and Property Type	As of March 31, 2008	As of December 31, 2007
Occupancy Status % of Primary Risk In-force
Primary residence	92.4%	92.3%
Second home	4.2	4.1
Non-owner occupied	3.4	3.6

Total	100.0%	100.0%

Property Type % of Primary Risk In-force
Single family detached	85.5%	85.6%
Condominium	10.8	10.7
Multi-family and other	3.7	3.7

Total	100.0%	100.0%

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Other Metrics—U.S. Mortgage Insurance Bulk Risk-in-Force

(dollar amounts in millions)

	March 31, 2008	December 31, 2007	September 30, 2007
GSE Alt-A
Risk in-force	$428	$428	$383
Average FICO score	718	719	718
Loan-to-value ratio	79%	79%	79%
Standard documentation(1)	28%	28%	26%
Stop loss	97%	97%	96%
Deductible	85%	85%	83%
Portfolio
Risk in-force	$565	$570	$571
Average FICO score	723	724	724
Loan-to-value ratio	76%	76%	77%
Standard documentation	97%	97%	97%
Stop loss	100%	100%	100%
Deductible	27%	27%	27%
FHLB
Risk in-force	$385	$382	$380
Average FICO score	743	743	743
Loan-to-value ratio	68%	68%	68%
Standard documentation	88%	88%	88%
Stop loss	96%	96%	97%
Deductible	100%	100%	100%
Other
Risk in-force	$103	$107	$102
Average FICO score	717	727	671
Loan-to-value ratio	93%	94%	88%
Standard documentation	99%	100%	100%
Stop loss	9%	11%	4%
Deductible	—	—	—
Total Bulk Risk In-force	$1,481	$1,487	$1,436

(1)

Standard documentation includes loans with reduced or different documentation requirements that meet specifications of GSE approved underwriting systems with historical and expected default rates consistent with our standard portfolio.

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Aggregate Book Year Analysis Provided to Illustrate Directional Progression Toward Captive Attachment(1)

	Original Book RIF (B)		March 31, 2008			December 31, 2007
Book Year(2)		Progression to Attachment Point	Current RIF (B)	Ever to Date Incurred Losses (MM)	Captive Benefit (MM)	Current RIF (B)	Ever to Date Incurred Losses (MM)	Captive Benefit (MM)

		0-50%	$0.5	$10		$0.8	$16
		50-75%	1.6	72		1.5	56
		75-99%	0.2	11		0.4	15
		Attached	0.3	20		0.0	2

2005 Total	$4.4		$2.6	$113	$1	$2.7	$89	$—

		0-50%	$0.5	$11		$0.7	$10
		50-75%	0.3	8		1.8	55
		75-99%	0.5	23		0.8	31
		Attached	2.0	113		0.1	5

2006 Total	$4.2		$3.3	$155	17	$3.4	$101	1

		0-50%	$4.3	$77		6.9	56
		50-75%	1.0	23		0.0	—
		75-99%	0.8	25		0.0	—
		Attached	0.5	22		0.0	—

2007 Total	$7.0		$6.6	$147	1	$6.9	$56	—

Captive Benefit in Quarter (MM)					$19			$1

(1)

Data presented in aggregate for all trusts. Actual trust attachment and exit points will vary by individual lender contract. For purposes of this illustration, incurred losses equals change in reserves plus paid claims. The information presented excludes quota share captive reinsurance data. Progress toward captive attachment is determined at a lender level for each book year by dividing ever to date incurred losses by original RIF for that book year.

(2)	Book year figures may include loans from additional periods pursuant to reinsurance agreement terms and conditions.

Corporate and Other

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Net Operating Loss—Corporate and Other(1)

(amounts in millions)

	2008	2007
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$5	$4	$8	$5	$7	$24
Net investment income	20	23	12	15	15	65
Net investment gains (losses)	(10)	(3)	(11)	(1)	—	(15)
Insurance and investment product fees and other	2	(3)	—	(1)	2	(2)

Total revenues	17	21	9	18	24	72

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	1	—	1
Acquisition and operating expenses, net of deferrals(2)	6	17	9	10	21	57
Amortization of deferred acquisition costs and intangibles(2)	2	1	2	1	14	18
Interest expense	58	60	59	63	60	242

Total benefits and expenses	66	78	70	75	95	318

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(49)	(57)	(61)	(57)	(71)	(246)
Benefit from income taxes	—	(19)	(21)	(20)	(24)	(84)

LOSS FROM CONTINUING OPERATIONS	(49)	(38)	(40)	(37)	(47)	(162)
ADJUSTMENTS TO LOSS FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	7	1	6	—	—	7
Expenses related to reorganization, net of taxes	—	—	—	—	14	14

NET OPERATING LOSS	$(42)	$(37)	$(34)	$(37)	$(33)	$(141)

Effective tax rate (operating income)		29.9%	35.2%	34.1%	33.7%	33.2%

(1)	Includes inter-segment eliminations.
(2)	Includes pretax reorganization costs for an impairment of internal-use software of $13 million and $8 million of severance and other employee termination related expenses in the first quarter of 2007.

ADDITIONAL FINANCIAL DATA

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Investments Summary

(amounts in millions)

		March 31, 2008		December 31, 2007		September 30, 2007		June 30, 2007		March 31, 2007
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio
Fixed maturity securities:
Investment grade:
Public fixed maturities		$25,968	35%	$26,166	35%	$25,684	35%	$24,721	34%	$24,915	35%
Private fixed maturies		10,001	14	10,425	14	10,712	15	10,692	15	10,657	15
Mortgage-backed (MBS): Residential mortgage-backed securities		2,772	4	3,260	5	3,807	5	3,794	5	3,811	5
Commerical mortgage-backed securities		4,751	6	5,148	7	5,397	7	5,480	8	5,708	8
Asset-backed (ABS): Residential mortgage-backed securities		1,290	2	1,632	2	1,927	3	2,395	3	2,187	3
Other non-residential collateral		3,358	5	3,591	5	3,423	5	3,327	5	2,807	4
Tax exempt		2,215	3	2,227	3	2,153	3	2,369	3	2,212	3
Non-investment grade fixed maturities		2,676	4	2,705	4	2,672	4	2,789	4	2,816	4
Equity securities:
Common stocks and mutual funds		34	—	47	—	62	—	58	—	53	—
Preferred stocks		360	1	319	1	185	—	143	—	147	—
Commercial mortgage loans		8,822	12	8,953	12	8,839	12	8,798	12	8,508	12
Policy loans		1,654	2	1,651	2	1,650	2	1,635	2	1,494	2
Cash, cash equivalents and short-term investments		3,873	5	3,168	4	3,149	4	2,968	4	2,261	3
Securities lending		2,443	3	2,397	3	2,279	3	2,161	3	2,179	3
Other invested assets: Limited partnerships(1)		690	1	632	1	554	1	424	1	357	1
Derivatives:
LTC forward starting swap - cash flow		901	1	655	1	372	1	223	—	394	1
Other cash flow		62	—	15	—	9	—	3	—	6	—
Fair value		173	—	83	—	33	—	4	—	19	—
Equity index options - non-qualified		212	1	127	—	72	—	25	—	26	—
Other non-qualified		39	—	20	—	10	—	5	—	8	—
Trading portfolio		236	—	254	—	254	—	135	—	111	—
Counterparty collateral		664	1	372	1	217	—	89	—	336	1
Other(2)		78	—	44	—	—	—	364	1	315	—

Total invested assets and cash		$73,272	100%	$73,891	100%	$73,460	100%	$72,602	100%	$71,327	100%

Public Fixed Maturities—Credit Quality:
NAIC Designation	Rating Agency Equivalent Designation
1	Aaa	$12,275	32%	$13,133	33%	$13,245	33%	$12,452	31%	$11,776	30%
1	Aa	6,804	17	6,811	17	7,141	18	7,176	18	6,392	16
1	A	11,155	29	11,368	29	11,247	28	11,746	29	12,267	31
2	Baa	6,671	18	6,791	17	6,713	17	6,605	17	7,315	18
3	Ba	1,210	3	1,210	3	1,258	3	1,237	3	1,325	3
4	B	508	1	530	1	565	1	655	2	635	2
5	Caa and lower	68	—	47	—	32	—	19	—	49	—
6	In or near default	12	—	6	—	3	—	7	—	9	—
Not rated	Not rated	—	—	—	—	—	—	—	—	—	—

	Total public fixed maturities	$38,703	100%	$39,896	100%	$40,204	100%	$39,897	100%	$39,768	100%

Private Fixed Maturities—Credit Quality:
NAIC Designation	Rating Agency Equivalent Designation
1	Aaa	$2,656	19%	$2,917	19%	$2,810	18%	$2,706	17%	$2,331	15%
1	Aa	2,054	14	2,128	14	2,300	15	2,463	16	2,278	15
1	A	3,542	25	3,852	25	4,079	26	4,095	26	4,335	28
2	Baa	5,198	36	5,449	36	5,568	36	5,535	35	5,603	37
3	Ba	758	5	789	5	702	4	744	5	658	4
4	B	69	1	78	1	79	1	90	1	102	1
5	Caa and lower	28	—	26	—	27	—	30	—	30	—
6	In or near default	4	—	5	—	6	—	6	—	7	—
Not rated	Not rated	19	—	14	—	—	—	1	—	1	—

	Total private fixed maturities	$14,328	100%	$15,258	100%	$15,571	100%	$15,670	100%	$15,345	100%

(1) Limited partnerships by type:
Distressed Bond and Equity Fund		$155		$153		$135		$133		$130
Real Estate		272		237		209		116		88
Infrastructure		121		104		92		72		30
Private Equity		67		67		63		67		73
Mezzanine		48		44		33		16		13
Strategic Equity		11		11		13		13		15
Strategic Funds		7		7		7		7		8
Oil and Gas		9		9		2		—		—

		$690		$632		$554		$424		$357

(2) Effective September 30, 2007, the Canadian guarantee fund has been reclassified prospectively to fixed maturities. The balance as of September 30, 2007 was $455 million.

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Fixed Maturities Summary

(amounts in millions)

	March 31, 2008		December 31, 2007		September 30, 2007		June 30, 2007		March 31, 2007
	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total
Fixed Maturities—Security Sector:
U.S. government, agencies & government sponsored entities	$529	1%	$594	1%	$645	1%	$632	1%	$516	1%
Tax exempt	2,217	4	2,228	4	2,155	4	2,371	4	2,220	4
Foreign government(1)	2,699	5	2,432	4	2,294	4	1,725	3	1,736	3
U.S. corporate	22,974	44	23,563	43	23,540	42	24,064	44	25,013	46
Foreign corporate	12,320	23	12,579	23	12,465	22	11,657	21	10,993	20
Mortgage-backed (MBS): Residential mortgage-backed securities	2,773	5	3,262	6	3,808	7	3,794	7	3,877	7
Commercial mortgage-backed securities	4,853	9	5,263	9	5,513	10	5,600	10	5,762	10
Asset-backed (ABS): Residential mortgage-backed securities	1,307	3	1,640	3	1,930	4	2,397	4	2,187	4
Other non-residential collateral	3,359	6	3,593	7	3,425	6	3,327	6	2,809	5

Total fixed maturities(2)	$53,031	100%	$55,154	100%	$55,775	100%	$55,567	100%	$55,113	100%

Corporate Bond Holdings—Industry Sector:
Investment Grade:
Finance and insurance	$11,923	36%	$12,203	36%	$12,605	37%	$12,542	37%	$12,759	38%
Utilities and energy	6,170	19	6,174	18	5,962	18	5,885	18	6,139	18
Consumer—non cyclical	3,581	11	3,750	11	3,640	11	3,494	10	3,747	11
Consumer—cyclical	1,817	5	1,874	6	1,893	6	1,860	6	2,205	7
Capital goods	1,767	5	1,811	5	1,826	5	1,728	5	2,006	6
Industrial	1,444	4	1,520	4	1,455	4	1,413	4	1,458	4
Technology and communications	1,931	6	1,986	6	1,992	6	2,032	6	2,101	6
Transportation	1,230	4	1,237	4	1,200	3	1,059	3	1,132	3
Other	3,402	10	3,534	10	3,386	10	3,589	11	2,315	7

Subtotal	$33,265	100%	$34,089	100%	$33,959	100%	$33,602	100%	$33,862	100%
Non-Investment Grade:
Finance and insurance	$232	11%	$272	13%	$212	10%	$224	11%	$251	12%
Utilities and energy	212	11	186	9	214	11	227	11	231	11
Consumer—non cyclical	412	20	427	21	459	23	394	19	463	21
Consumer—cyclical	316	16	337	17	340	17	346	16	298	14
Capital goods	146	7	142	7	112	5	136	6	136	6
Industrial	257	13	220	11	231	11	268	13	276	13
Technology and communications	350	17	391	19	401	20	381	18	378	18
Transportation	66	3	59	3	68	3	71	3	104	5
Other	38	2	19	—	9	—	72	3	7	—

Subtotal	$2,029	100%	$2,053	100%	$2,046	100%	$2,119	100%	$2,144	100%

Total	$35,294	100%	$36,142	100%	$36,005	100%	$35,721	100%	$36,006	100%

Fixed Maturities—Contractual Maturity Dates:
Due in one year or less	$2,211	4%	$2,278	4%	$2,045	4%	$2,059	4%	$2,192	4%
Due after one year through five years	12,026	23	11,434	21	11,330	20	10,639	19	10,487	19
Due after five years through ten years	9,215	17	9,441	17	9,758	18	9,732	18	9,999	18
Due after ten years	17,287	33	18,243	33	17,966	32	18,019	32	17,800	32

Subtotal	40,739	77	41,396	75	41,099	74	40,449	73	40,478	73
Mortgage and asset-backed	12,292	23	13,758	25	14,676	26	15,118	27	14,635	27

Total fixed maturities	$53,031	100%	$55,154	100%	$55,775	100%	$55,567	100%	$55,113	100%

(1)    Effective September 30, 2007, the Canadian guarantee fund has been reclassified prospectively to fixed maturities. The balance as of September 30, 2007 was $455 million.

(2)    The following table sets forth the fair value of our fixed maturities by pricing source as of the date indicated:

	March 31, 2008
	Estimated Fair Value	% of Total
Priced via independent pricing services	$43,354	82%
Priced via broker expectations	2,951	5
Priced via internally developed matrices	6,684	13
Priced via other methods	42	—

Total fixed maturities	$53,031	100%

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Additional Information on Mortgage-backed and Asset-backed Securities Collateralized by Sub-prime Residential Mortgage Loans

(amounts in millions)

Estimated Fair Value by Vintage and Rating as of March 31, 2008:

S&P Rating	2004 and Prior	2005	First Half 2006	Second Half 2006	2007	2008	Total(1)
AAA	$119	$124	$88	$148	$62	$—	$541
AA	36	102	23	7	54	—	222

Subtotal	155	226	111	155	116	—	763
A	95	120	62	30	—	—	307
BBB	32	27	—	—	—	—	59
BB	1	2	1	—	—	—	4
B	1	1	4	—	—	—	6
Caa and lower	—	3	4				7

Total	$284	$379	$182	$185	$116	$—	$1,146

Our sub-prime securities are principally backed by first lien mortgages. We do not have a significant exposure to second liens or option adjustable rate mortgages. We do not have any material exposure to mezzanine CDOs. We do not have any exposure to net interest margin deals, highly leveraged transactions or CDO-squared investments.

Estimated Fair Value by Vintage and Rating as of December 31, 2007:

S&P Rating	2004 and Prior	2005	First Half 2006	Second Half 2006	2007	Total
AAA	$163	$166	$130	$198	$102	$759
AA	61	112	52	13	91	329

Subtotal	224	278	182	211	193	1,088
A	87	147	81	4	—	319
BBB	30	41	1	—	—	72
BB	4	1	—	—	—	5
B	—	1	1	—	—	2
Caa and lower	—	—	—			—

Total	$345	$468	$265	$215	$193	$1,486

Net Unrealized Losses by Vintage and Rating as of March 31, 2008:

S&P Rating	2004 and Prior	2005	First Half 2006	Second Half 2006	2007	2008	Total
AAA	$(6)	$(11)	$(11)	$(24)	$(21)	$—	$(73)
AA	(10)	(34)	(35)	(13)	(126)	—	(218)

Subtotal	(16)	(45)	(46)	(37)	(147)	—	(291)
A	(30)	(99)	(109)	(13)	—	—	(251)
BBB	(6)	(20)	—	—	—	—	(26)
BB	(1)	(2)	(2)	—	—	—	(5)
B	(1)	—	(5)	—	—	—	(6)
Caa and lower	—	(1)	—	—	—	—	(1)

Total	$(54)	$(167)	$(162)	$(50)	$(147)	$—	$(580)

(1)

Our fixed maturity portfolio includes residential mortgage-backed and asset-backed securities collateralized by sub-prime residential mortgage loans. The following table sets forth the fair value of these sub-prime investments by pricing source as of the date indicated:

	March 31, 2008
	Estimated Fair Value	% of Total
Priced via independent pricing services	$1,076	94%
Priced via broker expectations	68	6
Priced via internally developed matrices	2	—

Total sub-prime investments	$1,146	100%

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Additional Information on Mortgage-backed and Asset-backed Securities Collateralized by Alt-A Residential Mortgage Loans

(amounts in millions)

Estimated Fair Value by Vintage and Rating as of March 31, 2008:
S&P Rating	2004 and Prior	2005	First Half 2006	Second Half 2006	2007	2008	Total(1)
AAA	$135	$167	$106	$46	$83	$—	$537
AA	20	187	54	1	4	—	266

Subtotal	155	354	160	47	87	—	803
A	45	57	27	2	—	—	131
BBB	3	6	7	—	—	—	16
B	—	—	1	—	—	—	1
Caa and lower	—	1	—	—	—	—	1

Total	$203	$418	$195	$49	$87	$—	$952

Estimated Fair Value by Vintage and Rating as of December 31, 2007:
S&P Rating	2004 and Prior	2005	First Half 2006	Second Half 2006	2007	Total
AAA	$214	$262	$126	$36	$81	$719
AA	32	274	99	—	18	423

Subtotal	246	536	225	36	99	1,142
A	71	130	61	10	2	274
BBB	10	15	6	—	—	31
B	—	—	1	—	—	1
Caa and lower	—	1	—	—	—	1

Total	$327	$682	$293	$46	$101	$1,449

Net Unrealized Losses by Vintage and Rating as of March 31, 2008:
S&P Rating	2004 and Prior	2005	First Half 2006	Second Half 2006	2007	2008	Total
AAA	$(14)	$(32)	$(17)	$(12)	$(34)	$—	$(109)
AA	(9)	(70)	(32)	(4)	(1)	—	(116)

Subtotal	(23)	(102)	(49)	(16)	(35)	—	(225)
A	(8)	(37)	(17)	—	—	—	(62)
BBB	(4)	(9)	(8)	—	—	—	(21)
B	—	—	—	—	—	—	—
Caa and lower	—	—	—	—	—	—	—

Total	$(35)	$(148)	$(74)	$(16)	$(35)	$—	$(308)

(1)

Our fixed maturity portfolio includes residential mortgage-backed and asset-backed securities collateralized by Alt-A residential mortgage loans. The following table sets forth the fair value of these Alt-A investments by pricing source as of the date indicated:

	March 31, 2008
	Estimated Fair Value	% of Total
Priced via independent pricing services	$774	81%
Priced via broker expectations	169	18
Priced via internally developed matrices	9	1

Total Alt-A investments	$952	100%

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Additional Information on Commercial Mortgage-backed Securities

(amounts in millions)

Estimated Fair Value by Vintage and Rating as of March 31, 2008:
S&P Rating	2004 and Prior	2005	2006	2007	2008	Total(1)
AAA	$2,164	$297	$605	$524	$—	$3,590
AA	83	88	248	141	—	560

Subtotal	2,247	385	853	665	—	4,150
A	82	59	117	113	—	371
BBB	100	24	69	37	—	230
BB	49	2	—	—	—	51
B	22	—	—	—	—	22
Caa and lower	5	—	23	—	—	28
In or near default	1	—	—	—	—	1

Total	$2,506	$470	$1,062	$815	$—	$4,853

Estimated Fair Value by Vintage and Rating as of December 31, 2007:
S&P Rating	2004 and Prior	2005	2006	2007	Total
AAA	$2,225	$311	$631	$579	$3,746
AA	113	102	301	160	676

Subtotal	2,338	413	932	739	4,422
A	112	64	142	131	449
BBB	117	35	81	44	277
BB	54	4	—	—	58
B	27	—	—	—	27
Caa and lower	5	—	24	—	29
In or near default	1	—	—	—	1

Total	$2,654	$516	$1,179	$914	$5,263

Net Unrealized Losses by Vintage and Rating as of March 31, 2008:
S&P Rating	2004 and Prior	2005	2006	2007	2008	Total
AAA	$(5)	$(39)	$(49)	$(59)	$—	$(152)
AA	(10)	(21)	(41)	(34)	—	(106)

Subtotal	(15)	(60)	(90)	(93)	—	(258)
A	(20)	(18)	(32)	(35)	—	(105)
BBB	(20)	(11)	(16)	(13)	—	(60)
BB	(2)	(2)	—	—	—	(4)
B	(1)	—	—	—	—	(1)
Caa and lower	1	—	(2)	—	—	(1)
In or near default	—	—	—	—	—	—

Total	$(57)	$(91)	$(140)	$(141)	$—	$(429)

(1)

Our fixed maturity portfolio includes commercial mortgage-backed securities. As of March 31, 2008, 64% of our commercial mortgage-backed securities related to loans with fixed interest rates, and 36% related to loans with floating interest rates. The average original loan-to-value ratio for commercial mortgage-backed securities included in our fixed maturity portfolio is 53%.

The following table sets forth the fair value of these investments by pricing source as of the date indicated:

	March 31, 2008
	Estimated Fair Value	% of Total
Priced via independent pricing services	$4,128	85%
Priced via broker expectations	621	13
Priced via internally developed matrices	104	2

Total commercial mortgage backed securities	$4,853	100%

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Commercial Mortgage Loans Summary

(amounts in millions)

	March 31, 2008		December 31, 2007		September 30, 2007		June 30, 2007		March 31, 2007
Summary of Commercial Mortgage Loans	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Geographic Region
Pacific	$2,323	26%	$2,339	26%	$2,317	26%	$2,333	26%	$2,303	27%
South Atlantic	2,023	23	2,057	23	2,073	23	1,967	22	1,870	22
Middle Atlantic	1,155	13	1,226	14	1,110	13	1,122	13	1,124	13
East North Central	857	10	874	10	872	10	860	10	858	10
Mountain	790	9	794	9	790	9	764	9	821	10
West South Central	398	5	409	4	388	4	369	4	344	4
West North Central	467	5	464	5	468	5	551	7	549	7
East South Central	294	3	296	3	316	4	293	3	292	3
New England	528	6	514	6	522	6	553	6	360	4

Subtotal	8,835	100%	8,973	100%	8,856	100%	8,812	100%	8,521	100%

Allowance for losses	(21)		(26)		(21)		(18)		(17)
Unamortized fees and costs	8		6		4		4		4

Total	$8,822		$8,953		$8,839		$8,798		$8,508

Property Type
Office	$2,371	27%	$2,454	27%	$2,422	27%	$2,463	28%	$2,364	28%
Industrial	2,292	26	2,326	26	2,322	26	2,315	26	2,258	27
Retail	2,476	27	2,465	27	2,438	28	2,369	27	2,238	26
Apartments	1,031	12	1,054	12	975	11	962	11	972	11
Mixed use/other	665	8	674	8	699	8	703	8	689	8

Subtotal	8,835	100%	8,973	100%	8,856	100%	8,812	100%	8,521	100%

Allowance for losses	(21)		(26)		(21)		(18)		(17)
Unamortized fees and costs	8		6		4		4		4

Total	$8,822		$8,953		$8,839		$8,798		$8,508

	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total
Loan Size
Under $5 million	$3,631	41%	$3,671	41%	$3,691	42%	$3,684	42%	$3,583	42%
$5 million but less than $10 million	2,080	24	2,073	23	2,064	23	2,039	23	1,944	23
$10 million but less than $20 million	1,630	18	1,646	18	1,635	19	1,636	19	1,674	20
$20 million but less than $30 million	431	5	442	5	485	5	490	5	461	5
$30 million and over	1,055	12	1,116	13	981	11	963	11	859	10

Subtotal	8,827	100%	8,948	100%	8,856	100%	8,812	100%	8,521	100%

Net premium/discount	8		25		—		—		—

Total	$8,835		$8,973		$8,856		$8,812		$8,521

	March 31, 2008		December 31, 2007		September 30, 2007		June 30, 2007		March 31, 2007
Allowance for Losses on Commercial Mortgage Loans
Beginning balance	$26		$21		$18		$17		$15
Provisions	—		5		3		1		2
Releases	(5)		—		—		—		—

Ending balance	$21		$26		$21		$18		$17

Commercial Mortgage Loan Information by Vintage

(loan amounts in millions)

As of March 31, 2008

Loan year	Total loan balance	Delinquent loan balance	Number of loans	Number of delinquent loans	Average balance per loan	Average balance per delinquent loan	Average loan-to- value(1)
2004 and prior	$3,498	$—	1,282	—	$3	NA	39%
2005	1,818	—	346	—	5	NA	50%
2006	1,673	—	310	—	5	NA	41%
2007	1,710	—	235	—	7	NA	29%
2008	128	—	91	—	1	NA	57%

Total	$8,827	$—	2,264	—	$4	NA	39%

(1)	Represents loan-to-value at origination.

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

General Account GAAP Net Investment Income Yields

(amounts in millions)

	2008	2007
	Q1	Q4	Q3	Q2	Q1	Total
GAAP Net Investment Income
Fixed maturities—taxable	$764	$802	$821	$792	$774	$3,189
Fixed maturities—non-taxable	25	25	26	26	25	102
Commercial mortgage loans	143	142	142	134	130	548
Equity securities	10	11	6	7	7	31
Other invested assets	18	19	11	17	6	53
Limited partnerships(1)	6	9	26	5	4	44
Policy loans	39	38	36	36	34	144
Cash, cash equivalents and short-term investments	25	32	28	32	27	119

Gross investment income before expenses and fees	1,030	1,078	1,096	1,049	1,007	4,230
Expenses and fees	(28)	(25)	(22)	(25)	(23)	(95)

Net investment income	$1,002	$1,053	$1,074	$1,024	$984	$4,135

Annualized Yields
Fixed maturities—taxable	5.7%	5.9%	6.1%	6.0%	5.9%	6.0%
Fixed maturities—non-taxable	4.6%	4.6%	4.8%	4.6%	4.8%	4.7%
Commercial mortgage loans	6.4%	6.4%	6.4%	6.2%	6.2%	6.3%
Equity securities	11.2%	16.0%	13.4%	16.1%	15.2%	14.5%
Other invested assets	10.9%	16.6%	9.8%	13.9%	5.5%	11.2%
Limited partnerships(1)	3.3%	5.9%	21.2%	4.9%	5.3%	9.9%
Policy loans	9.4%	9.2%	9.0%	9.2%	9.0%	9.1%
Cash, cash equivalents and short-term investments	2.9%	4.0%	3.6%	5.0%	4.6%	4.2%

Gross investment income before expenses and fees	5.8%	6.0%	6.2%	6.0%	5.9%	6.0%
Expenses and fees	-0.2%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%

Net investment income	5.6%	5.9%	6.1%	5.9%	5.8%	5.9%

Yields for fixed maturities and equity securities are based on amortized cost and cost, respectively. Yields for securities lending activity, which is included in other invested assets, are calculated net of the corresponding securities lending liability.

(1)	Limited partnership investments are equity-based and do not have fixed returns by period.

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Net Investment Gains (Losses), Net of Taxes and Other Adjustments—Detail

(amounts in millions)

	2008	2007
	Q1	Q4
Net Investment Gains (Losses), Net of Taxes and Other Adjustments
Net realized gains (losses) on available-for-sale securities:
U.S. corporate fixed maturities	$(1)	$1
Foreign government	2	—
Mortgage-backed (MBS) fixed maturities	—	(5)
Asset-backed (ABS) fixed maturities	—	(1)
Equity securities	1	2

Total net realized gains (losses) on available-for-sale securities	2	(3)

Impairments:
Public corporate fixed maturities	(32)	(19)
Limited partnerships	—	(1)
Equity securities	—	(3)
Alt-A residential mortgage-backed securities
A	(20)	(7)
BBB	(10)	(7)
Below BBB	(17)	(8)
Sub-prime residential mortgage-backed securities
AA	(2)	(18)
A	(3)	—
BBB	(8)	(19)
Below BBB	(15)	(34)
Commercial mortgage-backed securities (CMBS)
A	(3)	—
BBB	(1)	—
Below BBB	(3)	—
Prime residential mortgage-backed securities
A	(5)	—
BBB	(1)	—
Other mortgage-backed securities	(1)	(7)

Total impairments	(121)	(123)

Net unrealized gains (losses) on trading securities	(5)	(7)
Derivative instruments	(22)	(3)
Bank loans	(2)	—
Commercial mortgage loans held-for-sale market valuation allowance	1	(3)

Net investment gains (losses), net of taxes	(147)	(139)

DAC and other intangible amortization related to net investment gains (losses)	19	5

Net investment gains (losses), net of taxes and other adjustments	$(128)	$(134)

RECONCILIATIONS OF NON-GAAP MEASURES

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Reconciliation of Operating ROE

(amounts in millions)

	Twelve months ended
Twelve Month Rolling Average ROE	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007
GAAP Basis ROE
Net income for the twelve months ended(1)	$1,012	$1,220	$1,415	$1,380	$1,318
Quarterly average stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$12,549	$12,431	$12,310	$12,181	$12,046
GAAP Basis ROE(1) divided by(2)	8.1%	9.8%	11.5%	11.3%	10.9%

Operating ROE
Net operating income for the twelve months ended(1)	$1,277	$1,373	$1,414	$1,343	$1,320
Quarterly average stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$12,549	$12,431	$12,310	$12,181	$12,046
Operating ROE(1) divided by(2)	10.2%	11.0%	11.5%	11.0%	11.0%

(1)	The twelve months ended information is derived by adding the four quarters of net income and net operating income from page 9 herein.
(2)

Quarterly average stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending stockholders’ equity, excluding accumulated other comprehensive income (loss), but including equity related to discontinued operations, for the most recent five quarters.

	Three months ended
Quarterly Average ROE	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007
GAAP Basis ROE
Net income for the period ended(3)	$116	$178	$339	$379	$324
Average stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$12,756	$12,686	$12,518	$12,307	$12,185
Annualized GAAP Quarterly Basis ROE (3) divided by(4)	3.6%	5.6%	10.8%	12.3%	10.6%

Operating ROE
Net operating income for the period ended(3)	$244	$314	$368	$351	$340
Average stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$12,756	$12,686	$12,518	$12,307	$12,185
Annualized Operating Quarterly Basis ROE (3) divided by(4)	7.7%	9.9%	11.8%	11.4%	11.2%

(3)	Net income and net operating income from page 9 herein.
(4)

Quarterly average stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending stockholders’ equity, excluding accumulated other comprehensive income (loss), but including equity related to discontinued operations.

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as net operating income divided by average ending stockholders’ equity, excluding accumulated other comprehensive income (loss) (AOCI) in average ending stockholders’ equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE as defined by the company should not be viewed as a substitute for GAAP net income divided by average ending stockholders’ equity.

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Reconciliation of Expense Ratio

(amounts in millions)

	2008	2007
	Q1	Q4	Q3	Q2	Q1	Total
GAAP Basis Expense Ratio
Acquisition and operating expenses, net of deferrals(1)	$528	$551	$540	$495	$489	$2,075
Total revenues(2)	$2,753	$2,775	$2,875	$2,765	$2,710	$11,125

Expense ratio(1) divided by(2)	19.2%	19.9%	18.8%	17.9%	18.0%	18.7%

GAAP Basis, As Adjusted – Expense Ratio
Acquisition and operating expenses, net of deferrals	$528	$551	$540	$495	$489	$2,075
Less wealth management	67	70	69	65	60	264
Less payment protection insurance business	200	199	218	183	181	781
Less expenses related to reorganization(a)	—	—	—	—	8	8

Adjusted acquisition and operating expenses, net of deferrals(3)	$261	$282	$253	$247	$240	$1,022

Total revenues	$2,753	$2,775	$2,875	$2,765	$2,710	$11,125
Less wealth management	87	90	88	82	76	336
Less payment protection insurance business	418	398	410	363	357	1,528
Less net investment gains (losses)	(226)	(214)	(48)	(51)	(19)	(332)

Adjusted total revenues(4)	$2,474	$2,501	$2,425	$2,371	$2,296	$9,593

Adjusted expense ratio(3) divided by (4)	10.5%	11.3%	10.4%	10.4%	10.5%	10.7%

Non-GAAP Definition for Expense Ratio

The company references the non-GAAP financial measure entitled “expense ratio” as a measure of productivity. The company defines expense ratio as acquisition and operating expenses, net of deferrals, divided by total revenues, excluding the effects of the company’s wealth management and payment protection Insurance businesses. The wealth management and payment protection insurance businesses are excluded from this ratio as their expense bases are comprised of varying levels of non-deferrable acquisition costs. Management believes that the expense ratio analysis enhances understanding of the productivity of the company. However, the expense ratio as defined by the company should not be viewed as a substitute for GAAP acquisition and operating expenses, net of deferrals, divided by total revenues.

(a)	Includes severance and other employee related expenses associated with our reorganization announced in the first quarter of 2007.

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Reconciliation of Core Premiums

(amounts in millions)

	2008	2007
	Q1	Q4	Q3	Q2	Q1	Total
Reported premiums	$1,717	$1,670	$1,600	$1,549	$1,511	$6,330
Less retirement income—spread-based premiums	167	135	118	151	154	558
Less impact of changes in foreign exchange rates	25

Core premiums	$1,909	$1,805	$1,718	$1,700	$1,665	$6,888

Reported premium percentage change from prior year	13.6%
Core premium percentage change from prior year	14.7%

Non-GAAP Definition for Core Premiums

The company references the non-GAAP financial measure entitled “core premiums” as a measure of premium growth. The company defines core premiums as earned premiums less premiums from our retirement income—spread-based business and the impact of changes in foreign exchange rates. The retirement income—spread-based premiums are excluded in this measure primarily because these are single premiums and are not an indication of future premiums. The impact of changes in foreign exchange rates are excluded in this measure to present periods on a comparable exchange rate. Management believes that analysis of core premiums enhances understanding of premium growth of the company. However, core premiums as defined by the company should not be viewed as a substitute for GAAP earned premiums.

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Reconciliation of Core Yield

		2008	2007
	(Assets - amounts in billions)	Q1	Q4	Q3	Q2	Q1	Total
	Reported—Total Invested Assets and Cash	$73.3	$73.9	$73.5	$72.6	$71.3	$73.9
	Subtract:
	Securities lending	2.4	2.4	2.3	2.2	2.2	2.4
	Unrealized gains (losses)	(1.6)	(0.3)	(0.3)	(0.2)	1.0	(0.3)
	Derivative counterparty collateral	0.7	0.4	0.2	0.1	0.3	0.4

	Adjusted end-of-period invested assets	$71.8	$71.4	$71.3	$70.5	$67.8	$71.4

(A)	Average Invested Assets used in Reported and Core Yield Calculation	$71.6	$71.4	$70.9	$69.2	$67.5	$69.6
	Subtract: portfolios supporting floating and short-term products	14.1	14.1	14.2	13.4	12.2	13.5

(B)	Average Invested Assets used in Core Yield (excl. Floating & Short-Term) Calculation	$57.5	$57.3	$56.7	$55.8	$55.3	$56.1

	(Income - amounts in millions)
(C)	Reported - Net Investment Income	$1,002	$1,053	$1,074	$1,024	$984	$4,135
	Subtract:
	Bond calls and commercial mortgage loan prepayments	12	6	14	22	10	52
	Reinsurance and reclassification(1)	15	15	26	18	9	68
	Other non-core items(2)	(1)	5	1	1	6	13

(D)	Core Net Investment Income	976	1,027	1,033	983	959	4,002
	Subtract: investment income from portfolios supporting floating and short-term products	164	205	209	196	180	790

(E)	Core Net Investment Income (excl. Floating and Short-Term)	$812	$822	$824	$787	$779	$3,212

(C) / (A)	Reported Yield	5.60%	5.90%	6.06%	5.92%	5.84%	5.94%
(D) / (A)	Core Yield(3)	5.45%	5.75%	5.83%	5.69%	5.69%	5.75%
(E) / (B)	Core Yield (excl. Floating and Short-Term)(3)	5.65%	5.74%	5.81%	5.65%	5.64%	5.72%

Notes:	—Columns may not add due to rounding.
—Yields	have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for those items that are not recurring in nature. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield as defined by the company should not be viewed as a substitute for GAAP investment yield.

(1)

Represents imputed investment income related to a reinsurance agreement in our payment protection business. The third quarter of 2007 reflects an expense reclassification of $16 million from net investment income to acquisition and operating expenses, net of deferrals. The reclassification is associated with exit fee accruals for the guarantee fund that the Canadian government requires us to maintain in the event of insolvency. Prior periods were not restated as the adjustment is immaterial to the current period and all prior periods.

(2)	Includes consent fees, return of investment and various other immaterial items.

(3)

Beginning in 2007, limited partnership assets and investment income were allocated to the operating segments from Corporate and Other. The core yield calculation has been adjusted to include limited partnership assets and investment income to reflect the diversified portfolio strategy used to support the retirement and protection business liabilities.

CORPORATE INFORMATION

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Industry Ratings

Our principal life insurance subsidiaries are rated by A.M. Best, Standard and Poors (S&P), Moody’s and Fitch as follows:

Company	A.M. Best	S&P	Moody’s	Fitch
Genworth Life Insurance Company	A+	AA-	Aa3	AA-
Genworth Life Insurance Company (short term rating)	Not rated	A-1+	P-1	Not rated
Genworth Life and Annuity Insurance Company	A+	AA-	Aa3	AA-
Genworth Life and Annuity Insurance Company (short term rating)	Not rated	A-1+	P-1	Not rated
Genworth Life Insurance Company of New York	A+	AA-	Aa3	AA-
Continental Life Insurance Company of Brentwood, Tennessee	A	Not rated	Not rated	Not rated

Our mortgage insurance subsidiaries are rated by S&P, Moody’s and Fitch as follows:

Company	S&P	Moody’s	Fitch
Genworth Mortgage Insurance Corporation	AA	Aa2	AA
Genworth Financial Mortgage Insurance Pty. Limited	AA	Aa2	AA
Genworth Financial Mortgage Insurance Limited	AA	Aa2	AA
Genworth Residential Mortgage Insurance Corporation of NC	AA	Aa2	AA
Genworth Financial Assurance Corporation	Not rated	Aa2	AA
Genworth Financial Mortgage Insurance Company Canada(1)	AA	Not rated	Not rated
Genworth Seguros de Credito a la Vivienda S.A. de C.V.	mxAAA	Aaa.mx	AAA(mex)

(1)	Genworth Financial Mortgage Insurance Company Canada is also rated “AA” by Dominion Bond Rating Service (DBRS).

The A.M. Best, S&P, Moody’s and Fitch ratings are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in our securities.

A.M. Best states that its “A+” (Superior) rating is assigned to those companies that have, in its opinion, a superior ability to meet their ongoing obligations to policyholders. The “A+” (Superior) rating is the second-highest of fifteen ratings assigned by A.M. Best, which range from “A++” to “F.”

S&P states that an insurer rated “AA” (Very Strong) has very strong financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments. The “AA” range is the second-highest of the four ratings ranges that meet these criteria, and also is the second-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing in a rating category. Accordingly, the “AA” and “AA-” ratings are the third- and fourth-highest of S&P’s 21 ratings categories. The short-term “A-1” rating is the highest rating and shows the capacity to meet financial commitments is strong. Within this category, the designation of a plus sign (+) indicates capacity to meet its financial commitments is extremely strong. An obligor rated “mxAAA” has a very strong capacity to meet its financial commitments relative to that of other Mexican obligors. The “mxAAA” rating is the highest enterprise credit rating assigned on S&P's CaVal national scale.

GENWORTH FINANCIAL, INC.

1Q 2008 FINANCIAL SUPPLEMENT

Industry Ratings (continued)

Moody’s states that insurance companies rated “Aa” (Excellent) offer excellent financial security. Moody’s states that companies in this group constitute what are generally known as high-grade companies. The “Aa” range is the second-highest of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the group, with 1 being the highest and 3 being the lowest. Accordingly, the “Aa2” and “Aa3” ratings are the third-and fourth-highest of Moody’s 21 ratings categories. Short-term rating “P-1” is the highest rating and shows superior ability for repayment of short-term debt obligations. Issuers or issues rated “Aaa.mx” demonstrate the strongest creditworthiness relative to other issuers in Mexico.

Fitch states that “AA” (Very Strong) rated insurance companies are viewed as possessing very strong capacity to meet policyholder and contract obligations, risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small. The “AA” rating category is the second-highest of eight financial strength rating categories, which range from “AAA” to “C.” The symbol (+) or (-) may be appended to a rating to indicate the relative position of a credit within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “AA” and “AA-” ratings are the third- and fourth-highest of Fitch’s 21 ratings categories. The “AAA(mex)” rating denotes the highest rating assigned within the scale for Mexico. The rating is assigned to the policyholder obligations of the “best” insurance entities relative to all other issuers or issues in Mexico, across all industries and obligation types.

DBRS states that long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated “AAA” only to a small degree. Given the extremely restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A.M. Best, S&P, Moody’s, Fitch and DBRS review their ratings periodically and we cannot assure you that we will maintain our current ratings in the future. Other agencies may also rate our company or our insurance subsidiaries on a solicited or an unsolicited basis.

About Genworth Financial

Genworth is a leading financial security company meeting the retirement, longevity and lifestyle protection, investment and mortgage insurance needs of more than 15 million customers, with a presence in more than 25 countries. For more information, visit www.genworth.com.

Inquiries:

Alicia Charity, 804-662-2248

Alicia.Charity@genworth.com

Kelly Groh, 804-281-6321

Kelly.Groh@genworth.com